                                                                   EXHIBIT 10.38


                                                                  EXECUTION COPY


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                                   $25,500,000

                         FACILITY AND GUARANTY AGREEMENT


                                      AMONG


                 SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,

                             SUN COMMUNITIES, INC.,

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,

                       THE FIRST NATIONAL BANK OF CHICAGO,
                                    AS AGENT

                                       AND

                   THE FINANCIAL INSTITUTIONS SIGNATORY HERETO


                                   DATED AS OF


                                DECEMBER 10, 1998





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                                TABLE OF CONTENTS


ARTICLE I......................................................................2

DEFINITIONS....................................................................2

ARTICLE II

         AMOUNTS AND TERMS OF THE LOANS.......................................19
         2.01     The Loans...................................................19
         2.02     Notes.......................................................19
         2.03     Disbursement of Funds.......................................19
         2.04     Distribution of Payments....................................20
         2.05     Funding Indemnity...........................................20

ARTICLE III...................................................................22

CONDITIONS PRECEDENT..........................................................22
         3.01     Conditions to Obligations to Make Loans.....................22

ARTICLE IV

         REPRESENTATIONS AND WARRANTIES.......................................24
         4.01     Representations and Warranties..............................24

ARTICLE V

         COVENANTS............................................................34
         5.01     Affirmative Covenants.......................................34
         5.02     Negative Covenants..........................................46

ARTICLE VI

         PROGRAM EVENTS OF DEFAULT; ACCELERATION..............................50
         6.01     Program Events of Default...................................50
         6.02     Acceleration................................................53

ARTICLE VII

         GUARANTY.............................................................54
         7.01     Guaranty of Payment.........................................54
         7.02     Acceptance of Guaranty; No Setoffs .........................54
         7.03     Nature of Guaranty; Continuing, Absolute and Unconditional..54
         7.04     Dealings With Borrowers.....................................55
         7.05     Subrogation.................................................55

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         7.06     No Collateral...............................................55
         7.07     Rights To Payments, Etc.....................................56
         7.08     Miscellaneous...............................................56

ARTICLE VIII

         THE AGENT............................................................57
         8.01     Appointment; Nature of Relationship.........................57
         8.02     Powers......................................................57
         8.03     General Immunity............................................57
         8.04     No Responsibility for Loans, Recitals, etc..................57
         8.05     Action on Instructions of Lenders...........................58
         8.06     Employment of Agents and Counsel............................58
         8.07     Reliance on Documents; Counsel..............................58
         8.08     Agent's Reimbursement and Indemnification...................58
         8.09     Notice of Default...........................................59
         8.10      Rights as a Lender.........................................59
         8.11     Lender Credit Decision......................................59
         8.12     Successor Agent.............................................59
         8.13     Notes.......................................................60
         8.14      Agent's Fee................................................60
         8.15       Delegation to Affiliates..................................60

ARTICLE IX

         RATABLE PAYMENTS.....................................................60
         9.01     Ratable Payments............................................60

ARTICLE X

         BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS....................61
         10.01    Successors and Assigns......................................61
         10.02    Participations..............................................61
         10.03    Assignments.................................................62
         10.04    Dissemination of Information................................62
         10.05    Tax Treatment...............................................63

ARTICLE XI

         NOTICES..............................................................63
         11.01    Giving Notice...............................................63
         11.02    Change of Address...........................................63




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ARTICLE XII

         MISCELLANEOUS........................................................63
         12.01    Amendments..................................................63
         12.02    Preservation of Rights......................................64
         12.03    Survival of Representations.................................65
         12.04    Governmental Regulation.....................................65
         12.05    Taxes.......................................................65
         12.06    Headings....................................................65
         12.07    Entire Agreement............................................65
         12.08    Several Obligations; Benefits of this Agreement.............65
         12.09    Expenses; Indemnification...................................65
         12.10    Numbers of Documents........................................66
         12.11    Severability of Provisions..................................66
         12.12    Nonliability of Lenders.....................................66
         12.13    CHOICE OF LAW...............................................66
         12.14    CONSENT TO JURISDICTION.....................................67
         12.15    WAIVER OF JURY TRIAL........................................67
         12.16    Disclosure..................................................67
         12.17    Withholding Tax Exemption...................................67
         12.18    Execution in Counterparts...................................68


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                                    EXHIBITS

Exhibit A         -        Promissory Note
Exhibit B         -        Letter of Direction
Exhibit C         -        Form of Reimbursement Agreement


                                    SCHEDULES

Schedule 1                 Unencumbered Assets
Schedule 2                 List of Real Property Assets
Schedule 3                 Subsidiaries, Operating Partnerships and Affiliates
Schedule 4                 Intentionally Deleted
Schedule 5                 Litigation
Schedule 6                 Employee Benefit Plans
Schedule 7                 Liens
Schedule 8                 REIT Assets
Schedule 9A                REIT Business Operations
Schedule 9B                Borrower Business Operations
Schedule 10                Ground Leases
Schedule 11                Single Purpose
Schedule 12                Exceptions to Representations and Warranties
Schedule 13                Subsidiary Guarantors
Schedule 1.01              Interest Payment Dates
Schedule 2.05(A)           Fixed Reference Rates
Schedule 2.05(B)           Zero Coupon Methodology
Schedule 4.01(ff)          Subsidiaries




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                         FACILITY AND GUARANTY AGREEMENT


         THIS FACILITY AND GUARANTY AGREEMENT, dated as of December 10, 1998, is by and among SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership (the "Company"), SUN COMMUNITIES, INC., a Maryland corporation (the "REIT"), the SUBSIDIARY GUARANTORS (as defined herein), the financial institutions named herein (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, individually and as the Agent for the Lenders hereunder.

                                R E C I T A L S:

         A. The Company has requested the Lenders to make advances to certain senior employees, officers and directors of the Company and certain of its Affiliates in the aggregate principal amount of up to $25,500,000, the proceeds of which will be used by such senior employees, officers and directors to purchase Common Stock and/or Common OP Units pursuant to a stock purchase plan adopted by the Board of Directors of the REIT and the general partner of the Company.

         B. By virtue of the Program Participants' services to the Company and the Other Guarantors, the Company and the Other Guarantors have derived and will continue to derive substantial benefits. The Company and the Other Guarantors believe that the ownership of the Common Stock or Common OP Units by the Program Participants which will be facilitated by the Loans will provide incentive to the Program Participants in performing their jobs so as to more closely align the interests of the Program Participants with those of the stockholders of the REIT and the general partner of the Company, and thus confer significant benefits upon the Company and the Other Guarantors.

         C. It is a condition precedent to the obligation of the Lenders to make advances to the Program Participants that the Company, the REIT and the Subsidiary Guarantors shall have executed and delivered this Agreement.

         D. The Company, the REIT and the Subsidiary Guarantors desire to execute this Agreement to satisfy the condition described in the preceding paragraph and to induce the Lenders to make the Loans contemplated hereby, and the Lenders desire to make the Loans to the Program Participants only on the terms and subject to the conditions set forth herein and in the other Loan Documents.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                     ARTICLE I

                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         "Accounts Receivable" means all income and revenues of the Company and any Other Guarantor received and the Company's and such Other Guarantor's right to receive all income and revenues arising from the operation of the Real Property Assets and all payments for goods or property sold or leased or for services rendered by the Company or any Other Guarantor, whether or not yet earned by performance, and not evidenced by an instrument or chattel paper, including, without limiting the generality of the foregoing, (a) all accounts, contract rights, book debts, and notes arising from the operation of a mobile home park or manufactured housing community on the Real Property Assets or arising from the sale, lease or exchange of goods or other property and/or the performance of services, (b) the Company's and any Other Guarantor's rights to payment from any consumer credit/charge card organization or entity (such as, or similar to, the organizations or entities which sponsor and administer the American Express Card, the Visa Card, the Bankamericard, the Carte Blanche Card, or the Mastercard), (c) the Company's and any Other Guarantor's rights in, to and under all purchase orders for goods, services or other property, (d) the Company's and any Other Guarantor's rights to any goods, services or other property represented by any of the foregoing, (e) monies due to or to become due to the Company or any Other Guarantor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges in respect thereto (whether or not yet earned by performance on the part of the Company or any Other Guarantor) and (f) all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing. Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom.

         "Advance" means, with respect to any Lender, such Lender's Pro-rata portion of any Loan.

         "Affiliate" means, with reference to a specified Person, any Person that directly or indirectly through one or more intermediaries Controls or is Controlled by or is under common Control with the specified Person and any Subsidiaries (including Consolidated Subsidiaries) of such specified Person. For purposes of participation in the Program, Affiliates of the Company includes, but is not limited to, Bingham Financial Services Corporation, MHFC, Inc., Bloomfield Acceptance Company, L.L.C. and Bloomfield Servicing Company, L.L.C.

         "Agent" means First Chicago in its capacity as the agent for the Lenders pursuant to Article VIII hereof, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article VIII hereof.

         "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders.

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         "Agreement" means this Facility and Guaranty Agreement as from time to time amended, supplemented, restated or otherwise modified and in effect.

         "Applicable Laws" means all existing and future federal, state and local laws, statutes, orders, ordinances, rules, and regulations or orders, writs, injunctions or decrees of any court affecting the Company, any Other Guarantor or any Real Property Asset, or the use thereof including, but not limited to, all zoning, fire safety and building codes, the Americans with Disabilities Act, and all Environmental Laws (as defined in the Environmental Indemnity).

         "Arranger" means First Chicago Capital Markets, Inc. and its successors.

         "Aspen Acquisition" has the meaning provided in subsection 5.01(o).

         "Assets" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as assets of a company conducting a business the same as or similar to that of such Person, including without limitation, all Real Property Assets.

         "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors' rights.

         "Best" means A.M. Best Company, Inc.

         "Book Value" means the gross book value of all of a Person's assets that is reflected on such Person's consolidated financial statements (excluding adjustment or allowance for depreciation and amortization) and calculated and prepared in accordance with GAAP.

         "Borrower Account" has the meaning set forth in Section 4 of the Note.

         "Borrower Event of Repayment" has the meaning set forth in the form of Note attached hereto.

         "Borrowers" has the meaning set forth in Section 2.01(a).

         "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York City for the conduct of substantially all of their commercial lending activities and on which dealings in United States Dollars are carried on in the London interbank market.

         "Capital Expenditures" means, for any period, the sum of all expenditures during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year.

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         "Capitalized Lease" as to any Person means (a) any lease of property, real or personal, the obligations under which are capitalized on the consolidated balance sheet of such Person and its Subsidiaries, and (b) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

         "Cash Equivalents" shall mean any of the following, to the extent owned by a Person free and clear of all Liens: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that (i) is a Lender or a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) below, and
(iii) is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion or (c) commercial paper issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Services, a Division of The McGraw Hill Companies.

         "Change of Control" means either (a) the REIT shall cease to be the [sole] general partner of the Company, or (b) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of securities of the REIT (or other securities convertible into such securities) representing more than 20% of the combined voting power of all securities of the REIT entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency or (ii) a majority of the members of the Board of Directors of the REIT shall cease to be Continuing Members. For this purpose, "Continuing Member" means a member of the Board of Directors of the REIT who either (1) was a member of the REIT's Board of Directors on the Closing Date and has been such continuously thereafter or (2) became a member of such Board of Directors after the Closing Date and whose election or nomination for election was approved by a vote of at least two-thirds of the Continuing Members then members of the REIT's Board of Directors.

         "Closing Date" means the date on which the Loans are made by the Lenders to the Borrowers hereunder, which subject to the conditions set forth in
Article III, shall be a Business Day no later than seven (7) Business Days after the date hereof set forth in a notice delivered to the Agent prior to noon (Chicago time) three (3) Business Days prior to the designated date.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, together with all rules and regulations from time to time promulgated thereunder.

         "Commitment" means, for each Lender, the commitment of such Lender to make Loans on the Closing Date pursuant hereto not in the aggregate exceeding the amount set forth opposite such Lender's name on the signature page hereto.

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         "Common OP Units" has the meaning ascribed to it in the Company's
Partnership Agreement.

         "Common Stock" means the REIT's Common Stock, $.01 par value per share.

         "Company" has the meaning set forth in the introduction hereto.

         "Consolidated Interest Expense" means with respect to any Person for any period, interest accrued or payable by such Person and its Subsidiaries during such period in respect of Total Debt determined on a consolidated basis in accordance with GAAP, taking into account any Hedge Agreement.

         "Consolidated Subsidiaries" means those Persons (including the Company and any Operating Partnership) set forth on Schedule 3 hereof, and any other Persons required to be consolidated with the Company or the REIT under GAAP in the Company's or the REIT's consolidated financial statements, and only for so long as (a) such Persons continue to be required to be consolidated with the Company or the REIT under GAAP in the Company's or the REIT's consolidated financial statements or (b) none of the events described in Section 7.01(e) of the Existing Credit Agreement have occurred with respect to any such Persons.

         "Construction in Progress" means construction on any vacant, unimproved or non-income producing Undeveloped Land or other Real Property Asset or construction, renovation or rehabilitation of that portion of the net rentable area of any Improvements on Real Property Assets as to which no certificate of occupancy (or its equivalent) has been issued.

         "Contingent Obligation" as to any Person means any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases (including Capitalized Leases) dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth, solvency or other financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof: provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or obligations of such Person which would not be required under GAAP to be disclosed as liabilities or footnoted on such Person's financial statement. The amount of any accrued or accruable Contingent Obligation shall be determined in accordance with GAAP.

         "Control" means in (a) in the case of a corporation, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all the voting stock (exclusive of stock which is voting only as required by applicable law or in the event of nonpayment of dividends and pays

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

dividends only on a nonparticipating basis at a fixed or floating rate), and (b) in the case of any other entity, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all of the beneficial equity interests therein (calculated by a method that excludes from equity interests, ownership interests that are nonvoting (except as required by applicable law or in the event of nonpayment of dividends or distributions) and pay dividends or distributions only on a non-participating basis at a fixed or floating rate) or, in any case, (c) the power directly or indirectly, to direct or control, or cause the direction of, the management policies of another Person, whether through the ownership of voting securities, general partnership interests, common directors, trustees, officers by contract or otherwise. The terms "controlled" and "controlling" shall have meanings correlative to the foregoing definition of "Control."

         "Debt Service" means with respect to any Person for any period, the sum (without duplication) of (a) Consolidated Interest Expense of such Person for such period plus (b) scheduled principal amortization of Total Debt and any unscheduled principal amortization payments actually made or required to be made during such period pursuant to a settlement of debt (giving effect to any principal payments actually made or required to be made other than scheduled balloon payments due on the applicable maturity date that are not then due or past due) of such Person for such period (whether or not such payments are made).

         "Distribution" shall mean any dividends (other than dividend payable solely in common stock), distributions, return of capital to any stockholders, general or limited partners or members, other payments, distributions or delivery of property or cash to stockholders, general or limited partners or members, or any redemption, retirement, purchase or other acquisition, directly or indirectly, of any shares of any class of capital stock now or hereafter outstanding (or any options or warrants issued with respect to capital stock) general or limited partnership interest, or the setting aside of any funds for the foregoing.


         "Dollars" and the symbol $ each means lawful currency of the United States of America.

         "Early Payment Fee" has the meaning set forth in Section 7 of the Note.

         "EBITDA" means with respect to any Person for any period, earnings (or losses) before interest and taxes of such Person and its Affiliates for such period plus, to the extent deducted in computing such earnings (or losses) before interest and taxes, depreciation and amortization expense, all as determined on a consolidated basis with respect to such Person and its Affiliates in accordance with GAAP; provided, however, EBITDA shall exclude earnings or losses resulting from (a) cumulative changes in accounting practices, (b) discontinued operations, (c) extraordinary items, (d) net income of any entity acquired in a pooling of interest transaction for the period prior to the acquisition, (e) net income of an Affiliate or any Subsidiary Guarantor that is unavailable to the Company or the REIT, (f) net income not readily convertible into Dollars or remittable to the United States, (g) gains and losses from the sale of assets, and (h) net income from corporations, partnerships, associations, joint ventures or other entities in which the Company, the REIT or an Affiliate thereof has a minority interest and in which neither the Company, the REIT or their Affiliate has Control, except to the extent actually received.

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         "Employee Benefit Plan" means an employee benefit plan within the meaning of Section 3(3) of ERISA.

         "Engineering Reports" means written engineering reports prepared by licensed engineers acceptable to the Agent, stating, among other things, that such Real Property Asset is in good condition and repair, free from damage and waste and is in compliance with the Americans with Disabilities Act and otherwise in form and substance satisfactory to the Agent.

         "Environmental Indemnity" means that certain environmental indemnity agreement dated May 1, 1996, executed by the Company and the REIT pursuant to the Existing Credit Agreement, as the same may be supplemented or amended from time to time.

         "Environmental Laws" has the meaning provided in the Environmental Indemnity.

         "Environmental Reports" means written environmental site assessments, prepared by independent qualified environmental professionals acceptable to the Agent, on any Real Property Assets in form and substance satisfactory to the Agent and containing the following: (a) a Phase I environmental site assessment analyzing the presence of environmental contaminants, polychlorinated biphenyls or storage tanks and other Hazardous Substances at each of the Real Property Assets, the risk of contamination from off-site Hazardous Substances and compliance with Environmental Laws, such assessments shall be conducted in accordance with ASTM Standard E 1527-93, or any successor thereto published by ASTM, with respect to each of the Real Property Assets, (b) an asbestos survey of each of the Real Property Assets, which shall include random sampling of materials and air quality testing, (c) if any of the Real Property Assets is used for residential housing, an assessment of the presence of lead-based paint, lead in water and radon in the improvements (other than Units that are not owned or leased by the Company, the REIT, any Subsidiary Guarantor or any Affiliate thereof), and (d) such further site assessments the Agent may require or request due to the results obtained in (a), (b) or (c) hereof or in its reasonable discretion.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute, together with all rules and regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any provisions of ERISA substituted therefor.

         "ERISA Controlled Group" means any corporation or entity or trade or business or person that is a member of any group described in Section 414(b),
(c), (m) or (o) of the Code of which the Company, the REIT or any Subsidiary Guarantor is a member.

         "Existing Credit Agreement" means that certain Senior Unsecured Line of Credit Agreement, dated as of May 1, 1996 among the Company, the REIT, First Chicago (as successor to NBD Bank), individually as a Co-Lender and as the Agent for one or more Co-Lenders and Lehman Brothers Holdings Inc., d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc., a Delaware corporation, individually as a Co-Lender and as Syndication Agent, as amended and in effect on the date hereof, without giving effect to any future amendments, supplements, modifications or waivers of the terms thereof unless consented to in writing by the Required Lenders and without giving effect to future terminations thereof.

         "Existing Note" means the note in the form of Exhibit B to the Existing Credit Agreement executed by the Company.

         "Fair Market Value" means a value determined by the Agent equal to (a) with respect to any Real Property Asset, the quotient of Net Operating Income for the twelve month period immediately preceding the calculation thereof for such Real Property Asset divided by the Market Capitalization Rate, provided, however, that if such Real Property Asset is not open for business and fully operational at the time of such calculation, the Fair Market Value shall be the value determined by the Agent in its reasonable discretion, subject to approval by the Required Lenders; and (b) with respect to Other Assets, the cash and Cash Equivalents owned by a Person at the time of the calculation.

         "Final Payment Date" means January 22, 2004.

         "First Chicago" means The First National Bank of Chicago, in its individual capacity, and its successors.

         "Fixed Charges" means the amount of scheduled lease payments with respect to leasehold interests or obligations of the respective Person and dividends and distributions on all classes of preferred stock or Preferred OP Units of such Person.

         "Funds from Operations" means consolidated net income (loss) before extraordinary items, computed in accordance with GAAP, plus, to the extent deducted in determining net income (loss) and without duplication, (a) gains (or losses) from debt restructuring and sales of property, (b) non-recurring charges, (c) provisions for losses, (d) real estate related depreciation and amortization (excluding amortization of financing costs); and (e) amortization of organizational expenses less, to the extent included in net income (loss),
(i) non-recurring income and (ii) equity income (loss) from unconsolidated partnerships and joint ventures less the proportionate share of funds from operations of such partnerships and joint ventures, which adjustments shall be calculated on a consistent basis.

         "Furnished Information" has the meaning provided in subsection 4.01(n) hereof.

         "GAAP" means United States generally accepted accounting principles on the date hereof and as in effect from time to time during the term of this Agreement, and consistent with those utilized in the preparation of the financial statements referred to in subsection 5.01(a).

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranteed Debt" has the meaning provided in subsection 7.01 hereof.

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

         "Guarantors" means the Company and the Other Guarantors.

         "Guaranty" means the provisions of Article VII hereof and the rights and obligations of the Company and the Other Guarantors thereunder.

         "Hazardous Substances" has the meaning provided in the Environmental Indemnity.

         "Hedge Agreement" shall mean an interest rate swap, cap or other interest rate management agreement, provided that the entity providing such interest rate management agreement maintains a credit rating equal or exceeding "A" as rated by Standard & Poor's Ratings Services, a Division of The McGraw Hill Companies or Aa2 by Moody's Investors Service, Inc. or such other reputable rating agency reasonably satisfactory to Agent and the Required Lenders.

         "Improvements" means any building, structure, fixture, addition, enlargement, extension, modification, repair, replacement or improvement now or hereafter located or erected on any Real Property Asset.

         "Indebtedness" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument, (c) the face amount of all letters of credit issued for the account of such Person and, without duplication, all un-reimbursed amounts drawn thereunder, (d) all indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed, (e) all Contingent Obligations of such Person, (f) all Unfunded Benefit Liabilities of such Person,
(g) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements, (h) all indebtedness and liabilities secured by any Lien or mortgage on any property of such Person, whether or not the same would be classified as a liability on a balance sheet, (i) the liability of such Person in respect of banker's acceptances and the estimated liability under any participating mortgage, convertible mortgage or similar arrangement, (j) the aggregate amount of rentals or other consideration payable by such Person in accordance with GAAP over the remaining unexpired term of all Capitalized Leases, (k) all judgments or decrees by a court or courts or competent jurisdiction entered against such Person, (l) all indebtedness, payment obligations, contingent obligations, etc. of any partnership in which such Person holds a general partnership interest, (m) all Preferred OP Units and preferred stock of such Person that, in either case, are redeemable for cash, a cash equivalent, a note receivable or similar instrument or are convertible to Indebtedness as defined herein (other than Indebtedness described in clauses (c), (l), (j), (k) or (m) of this definition), and (n) all obligations, liabilities, reserves and any other items which are listed as a liability on a balance sheet of such Person determined on a consolidated basis in accordance with GAAP, but excluding all general contingency reserves and reserves for deferred income taxes and investment credit.

         "Interest Payment Date" means each of the interest payment dates set forth on Schedule 1.01 attached hereto, with the first such payment date being January 20, 1999.

         "Leases" means all written leases and rental agreements, registration cards and agreements and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of any Real Property Asset heretofore or hereafter entered into.

         "Lenders" means the lending institutions listed on the signature pages to this Agreement and their respective successors and assigns.

         "Letter of Direction" means a letter of direction in the form of Exhibit B hereto executed by each Borrower and acknowledged by the Company.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing, inchoate liens arising under ERISA to secure the Contingent Obligations of the Company the REIT, or any Subsidiary Guarantor, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

         "Loan" means the sum of the amounts advanced to a Borrower by the Lenders on the Closing Date pursuant to Section 2.01 and "Loans" means all such Loans collectively.

         "Loan Documents" means this Agreement, each Note, each Letter of Direction and any and all other documents or agreements contemplated hereby or thereby and executed by the Company or any Borrower in favor of the Agent or any Lender, as the same may be amended, supplemented, restated or otherwise modified from time to time and in effect.

         "Margin Stock" has the meaning provided such term by Regulation U.

         "Market Capitalization Rate" means the appropriate capitalization rate for mobile home parks and manufactured housing communities as published in the then current Korpacz Real Estate Investor Survey as of the time of calculation of Fair Market Value. If the Korpacz Real Estate Investor Survey (a) has ceased publication, (b) does not report a capitalization rate for mobile home parks and manufactured housing communities, or (c) the current survey is dated more than three (3) months prior to the time of calculation, the Agent shall determine an appropriate capitalization rate, subject to the approval of the Required Lenders, which rate shall in no event be less than 9% or greater than 11 1/2. The Agent may make such determination no more frequently than twice in any consecutive twelve (12) month period upon sixty (60) days prior written notice to the Company. If the Company has not submitted reasonably satisfactory evidence to the Agent and the Required Lenders that a different rate is appropriate, the rate chosen by the Agent shall be effective as of the end of such sixty (60) day period. If the Company and the REIT are required to submit any financial reports during such sixty (60) day period, such reports shall include a pro forma statement showing the impact of the Agent's selected rate on the calculations in such reports. As of the date hereof, the parties agree that the appropriate capitalization rate is 9.00%. The determination by the Agent and the Required Lenders of the Market Capitalization Rate after review of any evidence submitted by the Company as provided above shall be final.

         "Material Adverse Effect" means any condition which causes or continues the occurrence of a Program Event of Default or has a material adverse effect upon (a) the business, operations, properties, assets, prospects, corporate structure or condition (financial or otherwise) of the Company, the REIT or any Subsidiary Guarantor, taken as a whole, or (b) the ability of the Company, the REIT or any Subsidiary Guarantor to perform any of the Obligations, or (c) the ability of the Agent or any Lender to enforce any of the Obligations of the Company, the REIT or any Subsidiary Guarantor.

         "Maturity Date" means the earlier to occur of (a) the Final Payment Date, (b) the occurrence of a Change of Control and (c) acceleration pursuant to
Section 6.02 hereof.

         "Minimum Capital Expenditure Reserves" means, for any Real Property Asset, an amount equal to $50.00 per Unit pad or site located on such Real Property Asset for the twelve (12) month period preceding the calculation that the Company or the appropriate Other Guarantor shall reserve for Capital Expenditures on such Real Property Asset.

         "Minimum Net Worth" has the meaning provided in Section 5.01(o).

         "Multiemployer Plan" means a Plan which is a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

         "Net Operating Income" means, with respect to any Real Property Asset, the Rents derived from the customary operation of such Real Property Asset, less Operating Expenses attributable to such Real Property Asset, and shall include only the Rents and other such income actually received and earned, in accordance with GAAP, including any rent loss or business interruption insurance proceeds, water and sewer charges, recreational vehicle storage charges, and laundry, parking or other vending or concession income, which are actually received and earned, in accordance with GAAP. Notwithstanding the foregoing, for purposes of calculating Fair Market Value, Net Operating Income will be based on the twelve
(12) month period immediately preceding the date of calculation. Net Operating Income shall be calculated in accordance with customary accounting principles applicable to real estate. Notwithstanding the foregoing, Net Operating Income shall not include (w) any condemnation or insurance proceeds (excluding rent or business interruption insurance proceeds), (x) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of all or any portion of the Real Property Asset for which it is to be determined, (y) amounts received from tenants as security deposits, and (z) any type of income otherwise included in Net Operating Income but paid directly by any tenant to a Person other than the Company or any Other Guarantor or its agents or representatives.

         "Net Worth" means, subject to subsection 12.01(c), with respect to a Person, net worth as calculated in accordance with GAAP.

         "New Manager" has the meaning provided in subsection 5.01(t).

         "Note" means a master promissory note in the form of Exhibit A hereto executed by a Borrower, and "Notes" means, collectively, all such promissory notes, as the same may be amended, supplemented, restated or otherwise modified from time to time and in effect.

         "Notice of Assignment" has the meaning set forth in Section 10.03(b).

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Guarantors or any Borrower to the Lenders or any Lender, the Agent or any indemnified party hereunder or under any other Loan Document, arising under any of the Loan Documents.

         "Operating Expenses" means, subject to subsection 12.01(c), with respect to any Real Property Asset, for any given period (and shall include the pro rata portion for such period of all such expenses attributable to, but not paid during, such period), all expenses to be paid or payable, as determined in accordance with GAAP, by the Company, the REIT or the applicable Subsidiary Guarantor during that period in connection with the operation of such Real Property Asset for which it is to be determined, including without limitation:

                  (a) expenses for cleaning, repair, maintenance, decoration and painting of such Real Property Asset (including, without limitation, parking lots and roadways), net of any insurance proceeds in respect of any of the foregoing;

                  (b) wages (including overtime payments), benefits, payroll taxes and all other related expenses for the Company's, the REIT's or any Subsidiary Guarantor's on-site personnel, up to and including (but not above) the level of the on-site manager, engaged in the repair, operation and maintenance of such Real Property Asset and service to tenants and on-site personnel engaged in audit and accounting functions performed by the Company, the REIT or the applicable Subsidiary Guarantor;

                  (c) management fees pursuant to a management agreement providing for fees not exceeding market and approved by the Agent. Such fees shall include all fees for management services whether such services are performed at such Real Property Asset or off-site;

                  (d) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and the cost of building and cleaning supplies;

                  (e) the cost of any leasing commissions and tenant concessions or improvements payable by the Company, the REIT or any Subsidiary Guarantor pursuant to any leases which are in effect for such Real Property Asset at the commencement of that period as such costs are recognized in accordance with GAAP, but on no less than a straight line basis over the expected term of the respective tenancy, inclusive of any renewal or extension or similar options (but in no event over a term longer than the greater of (i) the actual remaining term of the respective tenancy or (ii) 5 years);

                  (f) rent, liability, casualty, fidelity, errors and omissions, dram shop liability, workmen's compensation and other insurance premiums;

                  (g) legal, accounting and other professional fees and expenses;

                  (h) the cost of all equipment to be used in the ordinary course of business, which is not capitalized in accordance with GAAP;

                  (i) real estate, personal property and other taxes;

                  (j) advertising and other marketing costs and expenses;

                  (k) casualty losses to the extent not reimbursed by an independent third party; and

                  (l) all amounts that should be reserved, as reasonably determined by the Company or the applicable Other Guarantor, with approval by the Agent in its reasonable discretion, for repair or maintenance of the Real Property Asset and to maintain the value of the Real Property Asset including replacement reserves equal to the greater of (i) the reserves provided for in the Company's or the applicable Other Guarantor's capital budget and (ii) $50.00 per Unit pad or site.

         Notwithstanding the foregoing, Operating Expenses shall not include (a) depreciation or amortization or any other non-cash item of expense unless otherwise determined by the Agent; (b) interest, principal, fees, costs and expense reimbursements of the Agent and the Lenders in administering the Loans but not in exercising any of its rights under this Agreement or the Loan Documents; or (c) any expenditure (other than leasing commissions, tenant concessions and improvements, and replacement reserves) which is properly treatable as a capital item under GAAP.

         "Operating Partnership" means those Persons set forth on Schedule 3, as such Schedule may be amended or supplemented from time to time, any partnership and any limited liability company in which the Company or the REIT own, singly or together, a majority or all of the economic interest and either the Company or the REIT, either directly or indirectly, is the sole managing general partner or member, as applicable.

         "OP Units" means the Common OP Units and the Preferred OP Units.

         "Other Assets" means all Assets of a Person that are not Real Property Assets.

         "Other Guarantors" means the REIT and the Subsidiary Guarantors.

         "Organization Documents" of a Person means, as applicable, the articles of incorporation, articles of organization, operating agreement, by laws, limited liability company agreements, partnership agreements and all other organization documents of such Person.

         "Participants" has the meaning set forth in Section 10.02(a).

         "PBGC" means the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto.

         "Permitted Investments" means, at any time, (a) an aggregate amount of all investments, which shall be less than the lesser of (i) 50% of the Company's Net Worth as of the date of calculation, and (ii) 25% of the Book Value of all of the Company's Assets as of the date of calculation and (b) an aggregate amount of each of the following categories of investments, which shall be less than the specified percentage of the Book Value of all of the Company's Assets as of the date of calculation:

                                                                            Maximum of Book Value of all
                                                                            ----------------------------
           Permitted Investment                                             of the Company's Assets
           --------------------                                             -----------------------


Undeveloped Land:                                                            5%

Construction in Progress:                                                    7.5%

Mortgages, deeds of trust, deeds to secure debt or similar                   7.5%
instruments or receivables that are a Lien on real property
and secure indebtedness evidenced by a
note or bond:

Operating Partnerships in which the Company and the                          10%
REIT own, singly or together, a majority of the economic
interest and either the Company or the REIT, either directly or indirectly, is the sole managing general partner:

Manufactured housing units and mobile homes that are                         2%
personal property and are not deemed fixtures or real
property under the law of the jurisdiction in which they
are located:


         For purposes of calculating the foregoing: (A) the amount of each Permitted Investment will be deemed to be the original acquisition price of such Asset, verified by the Company to the satisfaction of the Agent, (B) in the case of Permitted Investment in mortgages and Operating Partnerships, the nature of underlying real property asset and the conduct of business in respect thereof shall in all respects comply with the limitations set forth in Section 2.20(a)(i) of the Existing Credit Agreement; and (C) Operating Partnerships for purposes of determining Permitted Investments shall not include Operating Partnerships that are wholly owned and controlled by the Company or the REIT, either directly or indirectly. Operating partnerships in which the Company and the REIT do not own, singly or together, a majority of the economic interest and in which neither the Company nor the REIT, either directly or indirectly, is the sole managing partner, are not Permitted Investments.

         "Permitted Liens" has the meaning provided in subsection 5.02(a) hereof.

         "Permitted Mortgage Debt" means any debt financing which is secured by a first priority Lien granted by the Company, the REIT or any Subsidiary Guarantor on a Real Property Asset other than an Unencumbered Asset in favor of a lending source other than pursuant to the terms of this Agreement, and which meets the following condition: the value (determined in a manner consistent with the method of determining Fair Market Value for Real Property Assets) of each Real Property Asset subject to the mortgage securing such debt does not exceed an amount equal to 75% of the Indebtedness secured thereby.

         "Person" means any natural person, corporation, firm, joint venture, company, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means any employee benefit plan covered by Title IV of ERISA or which is subject to Section 412 of the Code or Section 302 of ERISA, for which the Company, any Other Guarantor or any member of either of their ERISA Controlled Group has or may have any obligation or liability, whether direct or indirect.

         "Preferred OP Units" means the class of convertible preferred OP Units as defined in the Company's Partnership Agreement.

         "Program" means the stock purchase plan adopted by the Board of Directors of the REIT for itself and as the general partner of the Company on November 30, 1998, entitling certain senior employees, officers and directors of the Company and certain of its Affiliates to purchase Common Stock and/or Common OP Units, as such Program may be amended, supplemented, restated or otherwise modified from time to time in the sole discretion of the Company and the REIT.

         "Program Event of Default" has the meaning set forth in Section 6.01.

         "Program Participant" means any senior employee, officer or director of the Company or any direct or indirect Affiliate qualified to acquire Common Stock or Common OP Units under the Program.

         "Pro-rata" means when used with respect to a Lender, and any described aggregate or total amount, an amount equal to said Lender's pro-rata share or portion based on its percentage of the aggregate outstanding principal amount of outstanding Notes.

         "Purchaser" has the meaning set forth in Section 10.03(a).

         "Rating Agencies" means both Standard & Poor's Ratings Services, a Division of The McGraw Hill Companies and Moody's Investor Service, Inc. If either of such agencies discontinue its rating of the Company or its ratings of real estate investment trusts generally, the Agent and all of the Lenders shall, within six (6) months of such discontinuance, determine another nationally recognized statistical ratings agency that assigns a rating to the Company, and the term Rating

Agencies shall include such substituted rating agency. During any time that only one Rating Agency is assigning a rating to the Company, that agency's rating shall be used for all calculations under this Agreement.

         "Real Property Assets" means the real property set forth on Schedules 1 and 2, as such Schedules may be amended or supplemented from time to time, and all real property owned or leased, directly or indirectly, wholly or partly, by the Company, the REIT, any Operating Partnership or any other Subsidiary Guarantor subject to the conditions of subsections 5.02(g) and (i).


         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of such Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks or other Persons for the purpose of purchasing or carrying margin stocks.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks.

         "Reimbursement Agreement" means an agreement in the form of Exhibit C hereto to be entered into between the Company and each Borrower in connection with such Borrower's Loan, as from time to time amended in the sole discretion of the Company.

         "Reimbursement Obligations" means, with respect to any Borrower, all obligations of such Borrower to any Guarantor which now exist or may arise out of or in connection with the Guaranty or the performance by any Guarantor of its obligations thereunder.

         "REIT" has the meaning set forth in the opening paragraph of this Agreement.

         "Rents" means all income, rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses), golf revenues, and all pass-throughs and tenant's required contributions for taxes, maintenance costs, tenant improvements, leasing commissions, capital expenditures and other items including without limitation, all revenues and credit card receipts collected from recreation facilities, vending machines and concessions and all Accounts Receivable (without duplication) from the Real Property Assets.

         "Reportable Event" has the meaning set forth in Section 4043(c)(3),
(5), (6) or (13) of ERISA (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations).

         "Required Lenders" means Lenders in the aggregate having at least 66-2/3% of the then aggregate unpaid principal amount of all Loans or, if no such principal amount is then outstanding, Lenders in the aggregate holding at least 66-2/3% of the Aggregate Commitment.

         "Responsible Officer" means the Chairman of the Board, President or the Chief Operating Officer of the REIT.

         "Restoration" has the meaning provided in Paragraph 5.01(c)(viii).

         "Seasonal RV Sites" has the meaning provided in subsection 5.02(j).

         "Solvent" as to any Person means that (a) the sum of the assets of such Person, at a fair valuation based upon appraisals or comparable valuation, will exceed its liabilities, including contingent liabilities, (b) such Person will have sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and (c) such Person has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this definition, "debt" means any liability on a claim, and "claim" means (x) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (y) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. With respect to any such Contingent Obligations, such liabilities shall be computed in accordance with GAAP at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

         "Subsidiary" of any Person means and includes (a) any corporation Controlled by such Person, directly or indirectly through one or more intermediaries, (b) any partnership, association, joint venture or other entity Controlled by such Person, directly or indirectly through one or more intermediaries and (c) all of the parties listed as Subsidiaries on Schedule 3.

         "Subordination of Management Agreement" means a Subordination of Management Agreement substantially in the form set forth as Exhibit J to the Existing Credit Agreement.

         "Subsidiary Guarantor" means each Person listed on Schedule 13 hereto and any other Person which becomes a guarantor hereunder by virtue of a joinder agreement entered into with the Agent.

         "Substantial Asset" means, subject to subsection 12.01(c), Real Property Assets of the Company, the REIT and any Subsidiary Guarantor which, in the aggregate, either (i) number more than 7.5% of the total number of all Real Property Assets (ii) contribute more than 7.5% of the consolidated Net Operating Income of the Company, the REIT and the Subsidiary Guarantors derived from all Real Property Assets.

         "Termination Event" means (a) a Reportable Event, or (b) the initiation of any action by the Company, any member of the Company's or any Other Guarantor's ERISA Controlled Group or any other person to terminate a Plan or the treatment of an amendment to an ERISA Plan as a termination under ERISA, in either case, which would result in liability to the Company, any Other Guarantor or any of their ERISA Controlled Group in excess of $3,000,000 (c) the institution of proceedings by the PBGC under Section 4042 of ERISA to terminate an ERISA Plan or to appoint a trustee to administer any ERISA Plan, (d) any partial or total withdrawal from a Multiemployer Plan which in either case, which would result in liability to the Company, any Other Guarantor or any of their ERISA Controlled Groups in excess of $3,000,000 or (e) the taking of any action would require security to the Plan under Section 401(a)(29) of the Code.

         "Title Searches" has the meaning provided in subsection 5.01(n).

         "Total Debt" means with respect to any Person at any time, all Indebtedness of such Person as determined on a consolidated basis in accordance with GAAP.

         "Transferee" has the meaning set forth in Section 10.04.

         "Undeveloped Land" means any vacant or unimproved non-income producing Real Property Asset.

         "Unencumbered Assets" means those Real Property Assets set forth on
Schedule 1, as such Schedule may be amended or supplemented from time, (a) against which there are no liens or encumbrances except for Permitted Liens, (b) with respect to which the Company has complied with all the requirements of
Section 4.01, (c) with respect to which the Company, the REIT or the Other Guarantors is the sole record and beneficial owner, and (d) which the Agent and the Required Lenders have agreed in writing are to be deemed Unencumbered Assets for purposes of this Agreement pursuant to Section 2.25 of the Existing Credit Agreement.

         "Unfunded Benefit Liabilities" means with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefit liabilities under such Plan as defined in Section 4001(a)(16) of ERISA, exceeds
(ii) the fair market value of all Plan assets allowable to such benefits, all determined as of the then most recent valuation date for such Plan (on the basis of assumptions prescribed by the PBGC for the purpose of Section 4044 of ERISA).

         "Unit" means any mobile home units or manufactured housing units.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Program Event of Default.

         "Unsecured Debt" means, with respect to a Person, the outstanding principal balance of all Indebtedness (including the Guaranty hereunder) which is not secured by any collateral or Assets of such Person and is evidenced by a promissory note or other instrument or written agreement.

         "Unsecured Debt Rating" means with respect to a Person, the rating assigned by the Rating Agencies to such Person's long term unsecured debt obligations.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words "herein," "hereof" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. References to "Articles," "Sections," "subsections," "paragraphs," "Exhibits" and "Schedules" in this Agreement shall refer to Sections, subsections, paragraphs, Exhibits and Schedules of this Agreement unless otherwise expressly provided; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.


                                     ARTICLE II

                         AMOUNTS AND TERMS OF THE LOANS

            2.01  The Loans.

                  (a) Each Lender severally (and not jointly) agrees, on the terms and conditions set forth in this Agreement, to make Advances to individual Program Participants (such Program Participants who request and obtain a Loan hereunder are referred to as a "Borrower" individually and as the "Borrowers" collectively), severally and not jointly, on the Closing Date in amounts not to exceed in the aggregate the amount of its respective Commitment. Each of the Borrowers and the principal amount of each Loan to be made to such Borrower shall be identified in writing separately delivered by the Company to the Agent at least five Business Days (or such lesser number of Business Days as the Agent may agree) prior to the Closing Date. No amount of the Loans which are repaid or prepaid by the Borrowers may be reborrowed hereunder.

                  (b) All Loans shall be made on the Closing Date. No Lender shall be obligated to make an Advance to a Borrower on the Closing Date unless the aggregate principal amount of the Loan to such Borrower is in excess of $25,000. The Loan to a Borrower hereunder shall consist of Advances made to such Borrower from the several Lenders on a Pro-rata basis.

            2.02   Notes.

                  (a) The Loan made to each Borrower, and such Borrower's obligation to repay such Loan, shall be evidenced by a single Note issued by such Borrower to the Agent (for the benefit of all of the Lenders sharing in the Loan to such Borrower), which shall provide, among other things, that (i) such Note shall mature, and the outstanding principal amount thereof and the unpaid accrued interest thereon shall be due and payable, on the Maturity Date, (ii) such Borrower shall pay interest on the unpaid principal amount of the Loan made to such Borrower from the Closing Date until such principal amount is paid in full, payable to the Agent, for the benefit of the Lenders, in arrears on each Interest Payment Date at the rate as provided in the Note, (iii) such Note shall be prepayable at the option of the Borrower as and to the extent provided in the Note and (iv) any such prepayments shall be subject to the payment of an Early Payment Fee and related fees as set forth in the Note. All interest payments and prepayments in respect of any Loan shall be applied by the Agent among the Lenders on a Pro-rata basis (based on each Lender's Pro-rata share of the outstanding principal amount thereof).

                  (b) Upon the occurrence and during the continuance of any Program Event of Default, the Agent may (and at the request of any Lender, the Agent shall) request that the Borrowers execute and deliver amended and restated Notes for each Lender in replacement of the existing master Notes.

        2.03 Disbursement of Funds. Pursuant to the Letters of Direction of the Borrowers, the proceeds of all Loans will be disbursed directly to the Company for the account of the applicable Borrower.

        2.04 Distribution of Payments. The Agent agrees to make payments of amounts received for the account of any Lender in accordance with the terms of Section 3 of the applicable Borrower's Note.

        2.05      Funding Indemnity.

                  (a) The Early Payment Fee payable under each Note to First Chicago in respect of any of the principal amount thereof paid prior to the Final Payment Date or, with respect to Section 2.05(c), not borrowed on the Closing Date, shall be an amount equal to (i) the sum of (A) an amount equal to the positive difference, if any, between the Present Value of the remaining fixed rate payments under the Reference Swap (exclusive of accruals to but excluding the Break Date) minus the Present Value of the fixed rate payments under the Redeployment Swap plus (B) if the Break Date is not an Interest Payment Date, an amount equal to the positive difference, if any, between the Present Value of the Current Floating Rate payment under the Redeployment Swap minus the Present Value of the Current Floating Rate payment under the Reference Swap (exclusive of accruals to but excluding the Break Date), or (ii) if the Zero Coupon Rate cannot be determined, the amount of all Losses of First Chicago MINUS, in the case of either clause (i) or clause (ii), the difference between interest on the principal amount of the Note paid prior to the Final Payment Date accrued at the Interest Rate (as defined in the Note) for the period such principal amount was outstanding and interest on such amount calculated at the applicable Current Payment Rate (as defined in the Note) for such period (the amount calculated by reference to clause (i) or (ii) above being referred to as the "Break Costs").

                  (b) For purposes of this Section 2.05, the following terms shall have the following meanings:

                  "Break Date" means, with respect to any Break Event, the date on which such Break Event occurs.

                  "Break Event" means any voluntary or mandatory (whether as a result of acceleration, a Change of Control or otherwise) repayment of all or any portion of any Loan prior to the Final Payment Date.

                  "Current Floating Rate" means, with respect to the Reference Swap, LIBOR determined two London banking days prior to the Interest Payment Date next preceding the Break Date, and with respect to the Redeployment Swap, LIBOR referred to in the definition of Redeployment Swap.

                  "LIBOR" means the London interbank offered rate appearing as of 11:00 a.m. (London time) on Telerate Page 3750.

                  "Loss" means, with respect to First Chicago, an amount equal to the total amount required by First Chicago, as determined in good faith by First Chicago as of the Break Date, to compensate it for any losses, costs and expenses that it may incur as a result of the occurrence of the Break Event, including, without limitation, loss of bargain and any costs of maintaining, terminating, hedging or deploying any fixed rate or floating rate funding arrangements or commitments and/or any transactions employed to hedge differences arising between the Interest Rate (as defined in the Note) of the Loans and the floating rate cost of funds, as determined with reference to market interest rates or prices available or existing at or about the time of such Break Event.

                  "Present Value" means, in respect of any amount, the value of the amount on the Break Date after discounting such amount to present value from its respective due date at the Zero Coupon Rate in the case of fixed rate payments or at the Current Floating Rate of the Redeployment Swap in the case of floating rate payments.

                  "Redeployment Swap" means, with respect to a Break Event, an interest rate swap entered into at a rate per annum equal to the fixed rate a swap dealer would bid to enter into as a fixed rate payor, determined by First Chicago in good faith (as of 2:00 p.m., Chicago time, two days prior to the Break Date) on the basis of the quotation First Chicago would provide as a fixed rate payor to another swap dealer (or if First Chicago declines to provide such quotation for whatever reason, then on the basis of what a leading interest rate swap dealer selected by First Chicago in good faith is willing to bid as a fixed rate payor to enter into the Redeployment Swap as quoted to First Chicago on such date of determination) and having the same terms as the Reference Swap, except that it (i) commences on the Break Date, (ii) has equal fixed payments and (iii) has an initial floating rate payment calculated at LIBOR plus 1.50% per annum determined on the Break Date for U.S. Dollar deposits having a maturity equal to the period from such Break Date to the next succeeding Interest Payment Date, or if there exists no LIBOR rate for U.S. Dollar deposits of such maturity maturing immediately before or immediately after such maturity, whichever is higher. If the Redeployment Swap has a notional amount less than $5,000,000, then the Redeployment Swap will be deemed to have a notional amount of $5,000,000 for the sole purpose of obtaining any such quotation.
                                      -21-

                  "Reference Swap" means an interest rate swap (i) deemed to have been entered into no later than two London banking days prior to the Closing Date (and confirmed in writing to the Company) and commencing on the Closing Date, (ii) having a notional amount at any time equal to that part of the aggregate principal amount of the Loans originally scheduled to be outstanding at such time and which has become subject to the Break Event, (iii) maturing on the Final Payment Date and (iv) obligating the floating rate payor to make payments on each Interest Payment Date at LIBOR determined two London banking days before the next preceding Interest Payment Date for three-month U.S. Dollar deposits plus 1.50% per annum, calculated for actual days elapsed on a 360-day year basis, in exchange for receiving fixed rate payments from a fixed rate payor on such dates in such amounts as set forth on Schedule 2.05(A) hereto (each such rate, the "Reference Fixed Rate", which the parties agree was the swap market rate when the Interest Rate was set), calculated for actual days elapsed on a 360-day year basis.

                  "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

                  "Zero Coupon Rate" means the rate of interest charged for a future single payment assuming no interest payments prior to the payment date. Each fixed payment will be discounted using the Zero Coupon Methodology. The Zero Coupon Rate for each fixed payment date will be determined using the appropriate LIBOR rate and the rates implied by the "90 Day Euro$" futures contracts at the Chicago Mercantile Exchange (IMM) at IMM Settlement (2:00 p.m. Chicago time) two days prior to the Break Date as appropriate to the respective payment dates.

                  "Zero Coupon Methodology" means the discounting methodology set forth on Schedule 2.05(B) hereto.

                  (c) In the event that any Eligible Employee identified as an anticipated Borrower by the Company on the list furnished pursuant to Section 3.01(j) elects not to borrow its Loan in the amount specified on such list on the Closing Date, which election is made after determination of the Interest Rate (as defined in the Note) or any Loan contemplated by such list is not made on the Closing Date for any other reason (other than a breach by a Lender of its obligations hereunder), the Company will indemnify each Lender upon demand for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost (including lost profits) incurred in liquidating or employing deposits acquired to fund or maintain its Loan or in terminating or unwinding any interest rate exchange or similar arrangement entered into by such Lender in connection with such Loan. Such loss or cost, in the case of First Chicago only, will be calculated in accordance with Section 2.05(a).

                  (d) If for any reason any Early Payment Fee is not recoverable in full from a Borrower or the Company pursuant to the terms of the applicable Note or Article VII, the Company agrees, as its independent primary obligation, to pay such amount to the applicable Lender (without duplication of amounts otherwise paid) upon demand as additional consideration for entering into this Agreement and funding the Loans.



                                     ARTICLE III

                              CONDITIONS PRECEDENT

        3.01 Conditions to Obligations to Make Loans. The obligations of the Lenders to make Loans to the Borrowers shall be subject to the fulfillment of each of the following conditions precedent and receipt by the Agent, with sufficient copies for each Lender, of each of the following (each such document to be in form and substance reasonably satisfactory to the Agent and its counsel):

                  (a) Agreement. An executed original of this Agreement, which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto.

                  (b) Notes. A Note duly executed by each Borrower evidencing the Loan to such Borrower, dated the Closing Date, and payable to the order of the Lenders.

                  (c) Borrower Information. Each Borrower shall have delivered to the Agent a personal financial statement and other financial information as the Agent may request, in each case, in form and substance satisfactory to the Agent.

                  (d) Legal Opinion. A written opinion of Jaffe, Raitt, Heuer & Weiss Professional Corporation counsel to the Company and the Other Guarantors, in each case in form and substance satisfactory to the Agent.

                  (e) Letter of Direction. A Letter of Direction in the form of Exhibit B hereto executed by each Borrower (and, if the applicable Borrower Account is a joint account, executed by each joint account holder) and acknowledged by a Responsible Officer on behalf of the REIT and the Company, directing (i) the proceeds of the Loan made to such Borrower to be paid by the Agent to the Company for the purchase price of the Common Stock or Common OP Units purchased by such Borrower and (ii) the Company and the REIT and their respective transfer agents to pay all future cash dividends (net of any taxes required to be withheld by the Company or the REIT under applicable law) on such Borrower's Common Stock or Common OP Units (and on any stock of the REIT received as a dividend on or distribution of the Common Stock or Common OP Units, as applicable) to the Agent for credit to the Borrower Account (as such term is defined in the Note) maintained by such Borrower.

                  (f) Charter Documents. Copies of the Organization Documents of each Guarantor, together with all amendments, and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of organization, together with a certificate of good standing issued by the Secretary of State of such Guarantor's jurisdiction of formation and such other jurisdictions as shall be requested by the Agent.

                  (g) By-Laws and Resolutions. Copies, certified by the Secretary or Assistant Secretary of each Guarantor, of its by-laws, if applicable, and of its Board of Directors', members' or partners' resolutions authorizing the execution, delivery and performance of the Loan Documents to which such Guarantor is a party.

                  (h) Secretary's Certificate. An incumbency certificate, executed by the Secretary or Assistant Secretary of each Guarantor, which shall identify by name and title and bear the signature of the officers of such Guarantor authorized to sign the Loan Documents upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Guarantor.

                  (i) Officer's Certificate. A certificate, dated the Closing Date, signed by the chief financial officer of the Company and a Responsible Officer, each stating that the representations and warranties contained in Article IV are true and correct on and as of the Closing Date.

                  (j) List of Borrowers and Loan Amounts. Five Business Days prior to the Closing Date (or such lesser number of Business Days as the Agent may agree), a list identifying each anticipated Borrower and the principal amount of the Loan to be made to such Borrower.

                  (k) Account Applications. The Agent shall have received on or prior to the date of this Agreement a completed account application and such other supporting documentation from each Borrower sufficient to open the Borrower Account of each Borrower.

                  (l)       Interest Rates and Schedules. Five Business Days
(or such lesser number of Business Days as the Agent may agree) prior to the Closing Date, the Company and the Lenders shall have (i) agreed to the interest rates and other amounts to be inserted into Schedule 2.05(A) and each of the Notes where such rates and amounts are bracketed in the form of Note; and (ii) in the event the Closing Date is not December 21, 1998, agreed to an amendment to the definition of Final Payment Date and to Schedules 1.01 and 2.05(A) hereto and other conforming amendments; and all of the schedules hereto and the other Loan Documents shall be completed on or prior to the Closing Date and be in form and substance satisfactory to the Lenders.

                  (m) Other Documents. Such other documents as the Agent or its counsel may reasonably request.

         Subject to the following sentence, if each of the conditions precedent set forth in this Section 3.01 has not been fully satisfied or waived, and the Loans have not been made by the Lenders to the Borrowers as contemplated hereunder, on or before December 21, 1998, then this Agreement and the other Loan Documents shall automatically terminate and be of no further force and effect without any further action by any party hereto or thereto, provided that all indemnification provisions set forth in the Loan Documents shall survive such termination. If all of the above conditions are satisfied on or before December 21, 1998, except with respect to one or more Borrowers (each a "Deficient Borrower") any condition set forth in
Section 3.01(b), (c), (e) or (k) is not satisfied, the Lenders shall not be obligated to make Loans to the Deficient Borrowers but shall remain obligated to make Loans to the other Borrowers. Solely for purposes of Section 3.01(b), (c),
(e) and (k) only, required delivery shall be deemed to have been made to the Agent if arrangements for the delivery thereof have been made which are satisfactory to the Agent.


                                     ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        4.01 Representations and Warranties. The Company and the REIT represent and warrant to the Agent and to each Lender as follows:

                 (a) Corporate/Partnership Status. Each of the Company and each Other Guarantor (i) is a duly organized and validly existing corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has all requisite corporate or partnership power and authority, as the case may be, to own its property and assets (including the Real Property Assets) and to transact the business in which it is engaged or presently proposes to engage (including the Guaranty hereunder) and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation or foreign partnership, as the case may be, in every jurisdiction in which it owns or leases real property (including the Real Property Assets) or in which the nature of its business requires it to be so qualified.

                  (b) Corporate/Partnership Power and Authority. Each of the Company, the REIT, and each Subsidiary Guarantor has the corporate or partnership power and authority, as the case may be, to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary corporate or partnership action, as the case may be, to authorize the execution, delivery and performance by it of such Loan Documents. Each of the Company, the REIT and each Subsidiary Guarantor has duly executed and delivered each such Loan Document, and each such Loan Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforcement may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity whether enforcement is sought in a proceeding in equity or at law.

                  (c) No Violation. To the best of the Company's and the REIT's knowledge, neither the execution, delivery or performance by the Company or any Other Guarantor of the Loan Documents to which it is a party, nor the compliance by such Person with the terms and provisions thereof nor the consummation of the Loans, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, or (ii) will conflict with or result in any material breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the Assets (including the Real Property Assets) of the Company or any Other Guarantor (or of any partnership of which such

Person is a partner) pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Company or any Other Guarantor (or of any partnership of which such Person is a partner) is a party or by which it or any of its Assets (including the Real Property Assets) is bound or to which it may be subject, or (iii) will, with respect to the Company or any Other Guarantor which is a partnership, violate any provisions of the partnership agreement of such Person (or the partnership agreement of any partnership of which such Person is a partner), or (iv) will, with respect to any Other Guarantor which is a corporation, violate any provision of the Certificate of Incorporation or By-Laws of such Person.

                  (d) Litigation. Except as set forth on Schedule 5, there are no actions, suits or proceedings, judicial, administrative or otherwise, pending or, to the best of the Company's or the REIT's knowledge, threatened with respect to any of the Loans or any of the Loan Documents, the Company, the REIT, or any Subsidiary Guarantor, or with respect to the Real Property Assets, that could, in the aggregate, result in a Material Adverse Effect. All matters set forth on Schedule 5 do not, in the aggregate, result in a Material Adverse Effect.

                  (e) Financial Statements; Financial Condition, etc. The financial statements of the Company and the Other Guarantors delivered heretofore or hereafter delivered to the First Chicago were prepared in accordance with GAAP consistently applied and fairly present the financial condition and the results of operations of the Company, the REIT and their Consolidated Subsidiaries and the Real Property Assets covered thereby on the dates and for the periods covered thereby, except as disclosed in the notes thereto and, with respect to interim financial statements, subject to usual year-end adjustments. Neither the Company nor the REIT nor any of their Consolidated Subsidiaries has any material liability (contingent or otherwise) not reflected in such financial statements or in the notes thereto. There has been no adverse change in any condition, fact, circumstance or event that would make any such information materially inaccurate, incomplete or otherwise misleading or would affect the Company's, any Subsidiary Guarantors' or the REIT's ability to perform its obligations under this Agreement.

                  (f) Solvency. On the Closing Date and after and giving effect to the Loans, the Company and the Other Guarantors will be Solvent.

                  (g) Material Adverse Change. Since June 30, 1998, there has occurred no event, act or condition, and to the best of the Company's or the REIT's knowledge, there is no prospective event or condition which has had, or could have, a Material Adverse Effect.

                  (h) Regulation T, U and X. No part of the proceeds of any Loan will be used in a manner which would violate, or result in a violation of, Regulation T, Regulation U or Regulation X. Neither the making of any Loan, the providing of the Guaranty by the Guarantors, the use of the proceeds of the Loans, nor any other aspect of the transactions contemplated hereby will violate or be inconsistent with the provisions of Regulation T, Regulation U or Regulation X. No Margin Stock has been or will be pledged by any Borrower or by any other Person to secure the Reimbursement Obligations of such Borrower. No Reimbursement Obligations of any Borrower are or will be "indirectly secured" (as defined in Regulation U) by any Margin Stock.

                  (i) No Conflict; Government Consent. Neither the execution and delivery by the Company or any Other Guarantor of any Loan Document, nor the consummation of the transactions therein contemplated (including the incurrence by each Borrower of its Reimbursement Obligations), nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company, any of the Company's Subsidiaries or any Other Guarantor or the Company's or any Other Guarantor's Organization Documents, Regulation T, U or X, or the provisions of any indenture, instrument or agreement to which the Company, its Subsidiaries or any Other Guarantor is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, except where such violation, conflict or default would not have a Material Adverse Effect, or result in the creation or imposition of any Lien in, of or on the Property of the Company, any of the Company's Subsidiaries or any Other Guarantor pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

                  (j) Unsecured Debt Rating. The Company has an Unsecured Debt Rating of BBB- or higher assigned by Standard & Poor's Ratings Services, a Division of The McGraw Hill Companies and of Baa3 or higher assigned by Moody's Investor Service, Inc., and the consummation of the Loans or the Guaranty will not cause any change, downgrade or withdrawal of such rating.

                  (k) Tax Returns and Payments. The Company, the REIT and the Subsidiary Guarantors have filed all tax returns required to be filed by them for which the filing date has passed and not been extended and has paid all taxes and assessments payable by such Persons which have become due, other than
(i) those not yet delinquent or (ii) those that are reserved against in accordance with GAAP which are being diligently contested in good faith by appropriate proceedings.

                  (l) ERISA. Neither the Company nor the Other Guarantors has any Employee Benefit Plans other than those listed on Schedule 6. No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) or Reportable Event has occurred with respect to any Plan. As of the Closing Date, the Unfunded Benefit Liabilities do not in the aggregate exceed $500,000. The Company, the Other Guarantors and each member of their respective ERISA Controlled Group have complied in all material respects with the requirements of ERISA and the Code and plan documents for each Employee Benefit Plan and Plans and are not in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan. Neither the Company nor any Other Guarantors, nor any member of their respective ERISA Controlled Groups is subject to any present or potential liability or withdrawal liability or annual withdrawal liability payments, which, individually or in the aggregate, could materially adversely affect any of such Persons. To the best knowledge of the Company, the Other Guarantors and their respective ERISA Controlled Group, no Multiemployer Plan is or is likely to be in reorganization (within the meaning of Section 4241 of ERISA or Section 418 of the Code) or is insolvent (as defined in Section 4245 of ERISA). No material liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Plan or any trust established under Title IV of ERISA has been, or is expected by the Company, the Other Guarantors, or any member of their respective ERISA Controlled Group to be, incurred by the Company, the Other Guarantors, or any member of their respective ERISA Controlled Group. Except as otherwise disclosed on Schedule 6 hereto, none of the Company, the Other Guarantors, nor any member of their respective ERISA Controlled Group has any contingent liability with respect to any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Title I of ERISA. No lien under Section 412(n) of the Code or 302(f) of ERISA or requirement to provide security under
Section 401(a)(29) of the Code or Section 307 of ERISA has been or is reasonably expected by the Company, the Other Guarantors, or any member of their respective ERISA Controlled Group to be imposed on the assets of the Company, the Other Guarantors, or any member of their respective ERISA Controlled Group. Neither the Company nor any Other Guarantor is a party to any collective bargaining agreement. Neither the Company nor any Other Guarantor nor any of their ERISA Controlled Group has engaged in any transaction prohibited by Section 408 of ERISA or Section 4975 of the Code. As of the Closing Date and throughout the term of the Guaranty, neither the Company nor any Other Guarantor is or will be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and none of the assets of the Company or any Other Guarantor will constitute "plan assets" of one or more such plans for purposes of Title I of ERISA. As of the Closing Date and throughout the term of the Loans, neither the Company nor any Other Guarantor is or will be a "governmental plan" within the meaning of Section 3(3) of ERISA and neither the Company nor any Other Guarantor will be subject to state statutes applicable to the Company or such Other Guarantor regulating investments and fiduciary obligations, of the Company or any Other Guarantor with respect to governmental plans.

                  (m)  Representations and Warranties in Loan Documents.
All representations and warranties made by the Company, the REIT or any Subsidiary Guarantor in the Loan Documents and the Program are true and correct in all material respects.

                  (n) True and Complete Disclosure. To the best knowledge of the Company and the REIT, all factual information (taken as a whole) furnished by or on behalf of the Company, the REIT or any Subsidiary Guarantor in writing to the Agent on or prior to the Closing Date, for purposes of or in connection with this Agreement or the Loans (the "Furnished Information") is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Company, the REIT or any Subsidiary Guarantor in writing to the Agent will be, true, accurate and complete in all material respects and will not omit any material fact necessary to make such information (taken as a whole) not misleading on the date as of which such information is dated or furnished. As of the Closing Date, there are no facts, events or conditions directly and specifically affecting the Company, the REIT, or any Subsidiary Guarantor known to the Company, the REIT or any Subsidiary Guarantor and not disclosed to the Agent, in the Furnished Information, in the Schedules attached hereto or in the other Loan Documents, which, in the aggregate, have or could be expected to have a Material Adverse Effect.

                  (o) Ownership of Real Property; Existing Security Instruments. The Company or the Operating Partnerships have good and marketable fee simple title in all owned Real Property Assets, valid and marketable leasehold interests in all of the leased and subleased Real Property Assets and, to the best knowledge of the Company, good title to all of their personal property subject to no Lien of any kind except for Permitted Liens. The Company or the applicable Other Guarantor has good and marketable fee simple title in all of the Unencumbered Assets. As of the date of this Agreement, there are no options or other rights to acquire any of the Real Property Assets that run in favor of any Person and there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Real Property Assets other than Permitted Liens and, except for Unencumbered Assets, Permitted Mortgage Debt.

                  (p) No Default. No Unmatured Default or Program Event of Default exists under or with respect to any Loan Document. Neither the Company, the Other Guarantors nor any of their respective Subsidiaries is in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its properties or assets is bound in any respect, the existence of which default could result in a Material Adverse Effect.

                  (q) Licenses, etc. The Company or the applicable Other Guarantor has obtained and holds in full force and effect, all material franchises, trademarks, tradenames, copyrights, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of the Real Property Assets and their respective businesses as presently conducted.

                  (r) Compliance With Law. To the best knowledge of the Company and the REIT, each Other Guarantor is in material compliance with all Applicable Laws and other laws, rules, regulations, orders, judgments, writs and decrees, noncompliance with which could result in a Material Adverse Effect.

                  (s) Brokers. The Guarantors, the Agent and the Lenders hereby represent and warrant that no brokers or finders were used in connection with procuring the financing contemplated hereby and the Company and the REIT hereby agree to indemnify and save the Agent and each Lender harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by the Agent or any Lender as a result of any claim or assertion by any party claiming by, through or under the Guarantors, that it is entitled to compensation in connection with the financing contemplated hereby and the Agent and the Lenders hereby agree to indemnify and save the Company harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by the Company as a result of any claim or assertion by any party claiming by, through or under the Agent or any Lender that it is entitled to compensation in connection with the financing contemplated hereby.

                  (t) Judgments. To the best knowledge of the Company and the REIT, there are no judgments, decrees, or orders of any kind against the Company or any Other Guarantor unpaid of record which would materially or adversely affect the ability of any Guarantor to comply with its obligations under this Agreement in a timely manner. To the best knowledge of the Company and the REIT, there are no federal tax claims or liens assessed or filed against the Company or any Other Guarantor or any related entity, or any principal thereof, and there are no material judgments against the Company or any Other Guarantor unsatisfied of record or docketed in any court of the

States in which the Real Property Assets are located or in any other court located in the United States and no petition in bankruptcy or similar insolvency proceeding has ever been filed by or against the Company or any Other Guarantor, and neither the Company or any Other Guarantor has ever made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

                  (u) Property Manager. As of the date hereof, the manager of the Real Property Assets is the Company or a wholly-owned Subsidiary of the Company or the REIT.

                  (v) Assets of the REIT. The sole assets of the REIT are its general partnership interest in the Company, its partnership and other equity interests in certain Affiliates of the Company, such other assets that may be incidental to or required in connection with the ownership of such general partnership interest, and as set forth on Schedule 8. The REIT is the sole general partner of the Company.

                  (w) REIT Status. The "REIT" is a "qualified real estate investment trust" as defined in Section 856 of the Code.

                  (x) Operations. The REIT conducts its business directly only through the Company, except as described on Schedule 9A, and the Company conducts its business only in its own name, except as described on Schedule 9B.

                  (y) Stock. The REIT lists all of its outstanding shares of stock on the New York Stock Exchange.

                  (z) Ground Leases. With respect to those Real Property
Assets in which the Company or any of its Subsidiaries holds a leasehold estate under a Ground Lease, with respect to each such Ground Lease (i) the Company or the respective Subsidiary is the owner of a valid and subsisting interest as tenant under the Ground Lease; (ii) the Ground Lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been paid to the extent they are payable to the date hereof; (iv) the remaining term of the Ground Lease is at least 10 years after the Maturity Date; (v) the Company or the respective Subsidiary enjoys the quiet and peaceful possession of the estate demised thereby, subject to any sublease; (vi) the Company or the respective Subsidiary is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder; (vii) the lessor under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed; (viii) the lessor under the Ground Lease has satisfied all of its repair or construction obligations, if any, to date pursuant to the terms of the Ground Lease; (ix) Schedule 10 lists all the Ground Leases to which any of the Real Property Assets are subject and all amendments and modifications thereto; and (x) the lessor indicated on
Schedule 10 for each Ground Lease is the current lessor under the related Ground Lease.

                  (aa) Single Purpose. Except as set forth in Schedule 11, each Operating Partnership is engaged only in the business of owning, operating and developing Real Property

Assets. No Operating Partnership owns or has any interest in any Person. The sole partners and beneficial owners of each Operating Partnership are and will continue to be, directly or indirectly, the Company and/or the REIT. The principal place of business of each Operating Partnership is, and will continue to be, the location of the Company's principal place of business.

                  (bb) Status of Property. With respect to each Real Property Asset, except as set forth on Schedule 12:

                  (i) No portion of any improvement on the Real Property Asset is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, the Company or the respective Other Guarantor has obtained and will maintain the insurance prescribed in subsection 5.01(c) hereof.

                  (ii) To the best knowledge of the Company and the REIT, the Company or the respective Other Guarantor has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Real Property Asset and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

                  (iii) To the best knowledge of the Company and the REIT, the Real Property Asset and the present and contemplated use and occupancy thereof are in material compliance with all applicable zoning ordinances (without reliance upon grandfather provisions or adjoining or other properties), building codes, land use and environmental laws, laws relating to the disabled (including, but not limited to, the ADA) and other similar laws.

                  (iv) The Real Property Asset is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Real Property Asset has accepted or is equipped to accept such utility service.

                  (v) All public roads and streets necessary for service of and access to the Real Property Asset for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

                  (vi) The Real Property Asset is served by public water and sewer systems; or, if the Real Property Asset is not serviced by a public water and sewer system, such alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise complies in all material respects with, all Applicable Laws.

                  (vii) Neither the Company nor any Other Guarantor is aware of any latent or patent structural or other significant deficiency of the Real Property Asset. The Real Property Asset is free of damage and waste that would materially and adversely affect the value of the Real Property Asset, is in good repair and there is no deferred maintenance, other than ordinary wear and tear. The Real

Property Asset is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of the Company, the REIT or the respective Subsidiary Guarantor, threatened condemnation proceedings affecting the Real Property Asset, or any part thereof.

                  (viii) To the best knowledge of the Company and the REIT, all costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the improvements on the Real Property Assets have either
(A) been paid in full, (B) not yet due and payable, or (C) are being contested in good faith by the Company, the REIT or the applicable Subsidiary Guarantor. Subject to the Company's or the respective Other Guarantor's right to contest as set forth in any Permitted Mortgage Debt related to such Real Property Asset, there are no mechanics' or similar liens or claims that have been filed and recorded for work, labor or materials that affects the Real Property Asset.

                  (ix) To the best knowledge of the Company and the REIT, the Company, or the respective Subsidiary Guarantor has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Real Property Asset, free and clear of any and all security interests, liens or encumbrances, except for Permitted Liens and purchase money financing which is not a Lien on the fee title of such Real Property Asset and is incurred in the ordinary course of business.

                  (x) To the best knowledge of the Company and the REIT, all liquid and solid waste disposal, septic and sewer systems located on the Real Property Assets are in a good and safe condition and repair and are in material compliance with all Applicable Laws.

                  (xi) All improvements on the Real Property Asset lie within the boundaries and building restrictions of the legal description of record of the Real Property Asset, no such improvements encroach upon easements benefitting the Real Property Asset other than encroachments that do not materially adversely affect the use or occupancy of the Real Property Asset and no improvements on adjoining properties encroach upon the Real Property Asset or easements benefitting the Real Property Asset other than encroachments that do not materially adversely affect the use or occupancy of the Real Property Asset. All amenities, access routes or other items that materially benefit the Real Property Asset are under direct control of the Company or the respective Other Guarantor, constitute permanent easements that benefit all or part of the Real Property Asset or are public property, and the Real Property Asset, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.

                  (xii) If the Real Property Asset constitutes a legal nonconforming use, the non- conforming Improvements may be rebuilt to current density and used and occupied for such non- conforming purposes if less than 50% of such Real Property Asset is damaged or destroyed.

                 (xiii) To the best knowledge of the Company and the REIT, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments (including assessments payable in future installments), insurance premiums, leasehold payments, or other outstanding charges affecting the Real Property Asset.

                  (xiv) To the best knowledge of the Company and the REIT, the Real Property Asset is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Real Property Asset or any portion thereof.

                  (xv) (A) The Company or the respective Other Guarantor is the sole owner of the entire lessor's interest in the Leases; (B) the Leases are valid and enforceable; (C) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by the Agent; (D) none of the rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (E) none of the rents have been collected for more than one (1) month in advance (other than rents in connection with Seasonal RV Sites); (F) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (G) there exist no offsets or defenses to the payment of any portion of the rents; (H) with respect to Unencumbered Assets no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; (I) no person or entity has any possessory interest in, or right to occupy, the Real Property Asset except under and pursuant to a Lease; (J) with respect to Unencumbered Assets, there are no prior assignments, pledges, hypothecations or other encumbrances of any Leases or any portion of rents due and payable or to become due and payable thereunder which are presently outstanding; and (K) the Real Property Asset is not subject to any Lease other than the Leases described in the rent rolls delivered pursuant to subsection 5.01(a)(i), none of which is a lease for commercial use (other than laundry, cable television, vending and other similar commercial leases for services).

                  (xvi) No portion of the Real Property Asset has been or will be purchased with proceeds of any illegal activity.

                  (xvii) To the best knowledge of the Company and the REIT, all contracts, agreements, consents, waivers, documents and writings of every kind or character at any time to which the Company, the REIT or any Subsidiary Guarantor is a party to be delivered to the Agent pursuant to any of the provisions hereof are valid and enforceable against the Company or such Other Guarantor and, to the best knowledge of the Company, are enforceable against all other parties thereto, and in all respects are what they purport to be and, to the best knowledge of the Company, to the extent that any such writing shall impose any obligation or duty on the party thereto or constitute a waiver of any rights which any such party might otherwise have, said writing shall be valid and enforceable against said party in accordance with the terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

                  (cc) Copy to Borrowers. The Company has furnished a copy of this Agreement to each Borrower.

                  (dd) Adoption of the Program. The Program has been duly adopted, and the Program and the issuance of the Common Stock and Common OP Units pursuant thereto have been duly approved, by all requisite partnership and corporate action, as the case may be, on behalf of the Company and the Other Guarantors, and the Common Stock and Common OP Units, when issued on the Closing Date, shall have been duly issued in compliance with all applicable laws and shall be fully paid and non-assessable. The offer, issuance, sale and delivery of the Common Stock and Common OP Units to the Borrowers do not require registration under the Securities Act. The shares of Common Stock issuable upon conversion of the Common OP Units have been duly authorized and reserved for issuance and sale upon conversion of the Common OP Units, and the Common Stock, when issued and delivered by the REIT upon such conversion, will be validly issued and fully paid and nonassessable. The registration rights agreements contained in the Program constitute the valid and binding obligation of each party enforceable against such party in accordance with its terms.

                  (ee) Conversion of Common OP Units. The conversion by any Borrower of any Common OP Units into shares of Common Stock shall not occur prior to indefeasible payment in full of such Borrower's Loan.

                  (ff) Subsidiaries. Schedule 4.01(ff) hereto contains, as of the date hereof, an accurate list of all of the presently existing Subsidiaries of the Company and the REIT, setting forth their respective jurisdictions of organization and the percentage of their respective equity interests owned by the Company, the REIT or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

                  (gg) Borrower Event of Repayment. To the best knowledge of the Company, no event has occurred and is continuing or would result from the making of the Loans, that constitutes a Borrower Event of Repayment with respect to any Borrower or would constitute a Borrower Event of Repayment with respect to any Borrower but for the requirement that notice be given or time elapse or both.

                  (hh) Event of Default under Existing Credit Agreement. No "Event of Default" (as such term is defined in the Existing Credit Agreement) or event which, with notice or the lapse of time or both, would constitute an "Event of Default" has occurred and is continuing.

                  (ii) Survival. The foregoing representations and warranties shall survive the execution and delivery of this Agreement and shall continue in full force and effect until the indebtedness evidenced by the Note has been fully paid and satisfied and the Lenders have no further commitment to advance funds hereunder.

                                     ARTICLE V

                                    COVENANTS

        5.01 Affirmative Covenants. So long as any Note or any Obligation shall remain unpaid, the Company and the Other Guarantors agree that:

                  (a) Financial Reports. (i) The Company will furnish to the
Agent: (A) annual audited consolidated financial statements of the REIT and its Consolidated Subsidiaries prepared in accordance with GAAP within 90 days of the end of the REIT's fiscal year prepared by nationally recognized independent public accountants (which accountant's opinion shall be unqualified), including the related consolidated statements of income, cash flow and retained earnings and setting forth in comparative form the figures for the corresponding prior year period, satisfactory to the Agent; (B) within 60 days after the close of each quarterly accounting period in each fiscal year, the management prepared consolidated balance sheet of the REIT and its Consolidated Subsidiaries as of the end of such quarterly period and the related consolidated statements of income, cash flow and retained earnings for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, each prepared in accordance with GAAP; (C) annual audited, if available, or unaudited consolidated financial statements of the Company and its Consolidated Subsidiaries prepared in accordance with GAAP within 90 days of the end of the Company's fiscal year and, if audited, prepared by nationally recognized independent public accountants (which accountant's opinion shall be unqualified), including the related consolidated statements of income, cash flow and retained earnings and setting forth in comparative form the figures for the corresponding prior year period, satisfactory to the Agent; (D) within 60 days after the close of each quarterly accounting period in each fiscal year, the management prepared consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarterly period and the related consolidated statements of income, cash flow and retained earnings for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, each prepared in accordance with GAAP; and
(E) copies of all of each Guarantor's quarterly and annual filings with the Securities and Exchange Commission and all shareholder reports and letters to each Guarantor's shareholders or partners, as the case may be and all other publicly released information promptly after their filing or mailing. The Company will furnish such additional reports or data, but no more often than on a quarterly basis, as the Agent may reasonably request including, without limitation, monthly operating statements, a certified rent roll, leasing and management reports for each Unencumbered Asset. The Company and the REIT shall maintain a system of accounting capable of furnishing all such information and data, and shall maintain its books and records respecting financial and accounting matters in a proper manner and on a basis consistent with that used in the preparation of the GAAP consolidated financial statements of the Company. Financial reports requested by the Agent of the Company shall be provided to the Agent no later than (1) the later of (x) 15 days after such request and (y) 60 days after the end of the fiscal quarter relating to the requested financial reports described in clause (A) or (D) above or (2) 90 days after the end of the fiscal year relating to such financial report described in clause (A) or (C) above.

                  (ii) Officer's Certificates; Comfort Letters. (A) At the time of the delivery of the financial statements under clause (i) above, the Company and the REIT shall provide a certificate of the REIT for itself and as general partner of the Company that (1) such financial statements have been prepared in accordance with GAAP (unless such financial statements are not required to be prepared in accordance with GAAP pursuant to this Agreement) and fairly present the consolidated financial condition and the results of operations of the REIT, its Consolidated Subsidiaries, the Company, its Consolidated Subsidiaries and the Real Property Assets, as applicable, on the dates and for the periods indicated, subject, in the case of interim financial statements, to usual year end adjustments, (2) to the best knowledge of the Company and the REIT, that no Unmatured Default or Program Event of Default has occurred on the date of such certificate or, if any Unmatured Default or Program Event of Default has occurred and is continuing on such date, specifying the nature and extent thereof and the action the Company and the REIT propose to take in respect thereof, and (3) that since the date of the prior financial statements delivered pursuant to such clause no change has occurred in the financial position of the Company or the REIT or their respective Consolidated Subsidiaries, which change could result in a Material Adverse Effect.

                  (B) Within 60 days of the end of each calendar quarter, the Company and the REIT shall provide a certificate of the REIT for itself and as general partner of the Company certifying that no Unmatured Default or Program Event of Default has occurred, that there has been no change in the REIT's tax status as a real estate investment trust as defined under Section 856 of the Code, and demonstrating compliance with the financial covenants set forth in subsections 5.01(o), (p), (q) and (s) and subsection 5.02(e) hereof (including providing copies of the most recently available unaudited operating statements of the Real Property Assets) and the provisions of subsections 5.01(l), (m) and
(r) and 5.02(f), (g), (i) and (k) and containing calculations verifying such compliance commencing with the calendar quarter ending on September 30, 1998; provided that the certificate for the last calendar quarter with respect to subsections 5.01(o), (p), (q) and (s) and subsection 5.02(e) may be delivered within 90 days after the end of such fiscal year with the audited financial statements for the year then ended.

                  (iii) Notice of Default or Litigation. Promptly after a Responsible Officer obtains actual knowledge thereof, the Company and the REIT shall give the Agent notice of (A) the occurrence of an Unmatured Default or any Program Event of Default, (B) the occurrence of (1) any default that is not cured, or any event of default, under any partnership agreement of any Guarantor, any mortgage, deed of trust, indenture or other debt or security instrument, covering any of the Assets of the Company or (2) any event of default under any other material agreement to which the Company or the REIT or any Subsidiary Guarantor is a party, which, if not cured could result in a Material Adverse Effect, (C) any litigation or governmental proceeding pending or threatened (in writing) against the Company, the REIT or any Subsidiary Guarantor which could result in a Material Adverse Effect and (D) any other event, act or condition which could result in a Material Adverse Effect. Each notice delivered pursuant to this paragraph 5.01(a)(iii) shall be accompanied by a certificate of the REIT for itself and as general partner of the Company setting forth the details of the occurrence referred to therein and describing the actions the Company and the REIT proposes to take with respect thereto.

                  (iv) Asset Information. Promptly after they have been prepared, but in no event later than 60 days after the end of each calendar quarter, the Company shall deliver to the Agent schedules that provide the following information:

                       (A) Funds from Operations calculation for the preceding quarter;

                       (B) Net Operating Income and net cash flow calculations for the preceding quarter for each Real Property Asset;

                       (C) Consolidated listing of all unsecured and recourse Indebtedness;

                       (D) Listing of net Book Value and gross Book Value of all Unencumbered Assets;

                       (E) Listing of all Real Property Assets and Other
Assets acquired, transferred or sold during the preceding quarter and the price paid or received, as the case may be, for such Asset;

                       (F) Listing of pending acquisitions, transfers and sales of any Assets and the estimated acquisition or sales price, as the case may be, for any acquisition, transfer or sale for which a contract of sale has been executed or a non-refundable deposit has been made or received; and

                       (G) Listing of Operating Partnerships formed during the preceding quarter that are not solely engaged in the business of owning, operating and developing Real Property Assets.

                  (v) Change of Control. As soon as possible, and in any event within five Business Days after the Company shall become aware of the occurrence of a Change of Control or of the signing of any agreement which would give rise to a Change of Control, a statement of a Responsible Officer setting forth details of such Change of Control or agreement;.

                  (vi) Borrower Event of Default. As soon as possible, and in any event within five Business Days after an executive officer of the Company shall have actual knowledge of the occurrence of a Borrower Event of Repayment under any Note, a statement of a Responsible Officer setting forth the details of such Borrower Event of Repayment.

                  (vii) Other Information. From time to time, the Company shall provide such other information and financial documents relating to the Company as the Agent may reasonably request.

Any information or report required to be delivered by the Company or REIT pursuant to this subsection 5.01(a) which is delivered to First Chicago pursuant to the terms of the Existing Credit Agreement shall be deemed to have simultaneously been delivered hereunder.

                  (b) Books, Records and Inspections. The Company shall, and shall cause each applicable Other Guarantor to, at the Company's or such Other Guarantor's principal place of business or at each Real Property Asset, keep proper books of record and account in which full, true and correct entries shall be made. The Company shall and shall cause each applicable Other Guarantor to, permit officers and designated representatives of the Agent to visit and inspect any of the Real Property Assets, and to examine and copy the books of record and account of the Company and the Other Guarantors and the Real Property Assets (including, without limitation, leases, statements, bills and invoices), discuss the affairs, finances and accounts of the Company and any Other Guarantor, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable notice and at such reasonable times as the Agent may desire. Any Lender may accompany the Agent on such visit or inspection. Provided that no Program Event of

Default has occurred and is continuing, such inspections shall be made no more frequently than four (4) times in any consecutive twelve (12) month period.

                  (c) Maintenance of Insurance. (i) The Company and the Other Guarantors shall (A) maintain with financially sound and reputable insurance companies insurance on itself and its Other Assets in commercially reasonable amounts, (B) maintain the Agent as named additional insured in respect of any such liability insurance required to be maintained hereunder, and (C) furnish to the Agent from time to time, upon written request, certificates of insurance or certified copies or abstracts of all insurance policies required under this Agreement and such other information relating to such insurance as the Agent or any Lender may reasonably request.

                  (ii) With respect to each Real Property Asset, the Company shall obtain and maintain, or cause to be maintained, insurance providing at least the following coverages:

                           (A) comprehensive all risk insurance on the Real Property Assets, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (1) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Existing Note; (2) containing an agreed amount endorsement with respect to the improvements owned or leased by the Company waiving all co-insurance provisions; (3) providing for no deductible in excess of $50,000; and (4) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the improvements or the use of the Real Property Asset shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of the Agent by an appraiser or contractor designated and paid by the Company and approved by the Agent, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of the Agent to request any such ascertainment shall relieve the Company of any of its obligations under this subsection. In addition, the Company shall obtain (Y) flood hazard insurance if any portion of the improvements is currently or at any time in the future located in a federally designated "special flood hazard area", or otherwise required by the Agent and (Z) earthquake insurance in amounts and in form and substance satisfactory to the Agent and the Required Lenders in the event the Real Property Asset is located in an area with a high degree of seismic activity, or otherwise as required by the Agent, provided that the insurance pursuant to clauses (Y) and (Z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection 5.01(c), except that the deductible on such insurance shall not be in excess of five percent (5%) of the appraised value of the Real Property Asset;

                           (B) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Real Property

         Asset, such insurance (1) to be on the so-called "occurrence" form with a combined single limit of not less than $1,000,000; (2) to continue at not less than the aforesaid limit until required to be changed by the Agent in writing by reason of changed economic conditions making such protection inadequate; and (3) to cover at least the following hazards: (w) premises and operations; (x) products and completed operations on an "if any" basis; (y) independent contractors; and (z) blanket contractual liability for all written and oral contracts;

                           (C) business income and rent loss insurance (1) covering all risks required to be covered by the insurance provided for in paragraph 5.01(c)(ii)(A); (2) containing an extended period of indemnity endorsement which provides that after the physical loss to the improvements and personal property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve
         (12) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (3) in an amount equal to 100% of the projected gross income from the Real Property Asset for a period of twelve (12) months. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on the greatest of: (x) the Company's reasonable estimate of the gross income from the Real Property Asset; (y) the estimate of gross income set forth in the annual operating budget delivered pursuant to subsection 5.01(a)(i); and (z) the highest gross income received during the term of the Note for any full calendar year prior to the date the amount of such insurance is being determined;

                           (D) at all times during which structural construction, repairs or alterations are being made with respect to the Real Property Asset (1) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (2) the insurance provided for in clause (A) above written in a so-called builder's risk completed value form (w) on a non-reporting basis, (x) against all risks insured against pursuant to paragraph 5.01(c)(ii)(A), (y) including permission to occupy the Real Property Asset, and (z) with an agreed amount endorsement waiving co-insurance provisions;

                           (E) workers' compensation, subject to the statutory limits of the state in which the Real Property Asset is located, and employer's liability insurance (a) with a limit per accident and per disease per employee, and (2) in an amount for disease aggregate in respect of any work or operations on or about the Real Property Asset, or in connection with the Real Property Asset or its operation (if applicable), in each case reasonably required by the Agent;

                           (F) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by the Agent on terms consistent with the commercial general liability insurance policy required under subsection 3.3(a)(ii) of the Existing Credit Agreement;

                           (G) umbrella liability insurance in an amount not less than $15,000,000 per occurrence on terms consistent with the commercial general liability insurance policy required under subsection 3.3(a)(ii) of the Existing Credit Agreement;

                           (H) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of $1,000,000; and

                           (I) such other insurance and in such amounts as the Agent from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Real Property Asset located in or around the region in which the Real Property Asset is located.

                  (iii) All insurance provided for hereunder shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be subject to the approval of the Agent and the Required Lenders as to insurance companies, amounts, forms, deductibles, loss payees and insurers. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the state in which the Real Property Asset is located and approved by the Agent and the Required Lenders. Each insurance company must have a rating of "A" or better for claims paying ability assigned by Standard & Poor's Rating Group or, if Standard & Poor's Rating Group does not assign a rating for such insurance company, such insurance company must have a general policy rating of A or better and a financial class of VIII or better by Best (each such insurer shall be referred to below as a "Qualified Insurer"). Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to the Agent, certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to the Agent of payment of the premiums due thereunder shall be delivered by the Company to the Agent; provided, however, that in the case of renewal Policies, the Company may furnish the Agent with binders therefor to be followed by the original Policies when issued.

                  (iv) The Company shall not obtain (A) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by the Agent and approved by the Required Lenders and such Policy is issued by a Qualified Insurer, or (B) separate insurance concurrent in form or contributing in the event of loss with that required in subsection 5.01(c)(ii) to be furnished by, or which may be reasonably required to be furnished by, the Company. In the event the Company obtains separate insurance or an umbrella or a blanket Policy, the Company shall notify the Agent of the same and shall cause certified copies of each Policy to be delivered as required in subsection 5.01(c)(ii). Any blanket insurance Policy shall (1) specifically allocate to the Real Property Asset the amount of coverage from time to time required hereunder or (2) be written on an occurrence basis for the coverages required hereunder with a limit per occurrence in an amount equal to the amount of coverage required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of subsection 5.01(c)(ii).

                  (v) All Policies of insurance provided for in Section 5.03(b) shall contain clauses or endorsements to the effect that:

                           (A) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least 30 days' written notice to the Agent and any other party named therein as an insured; and

                           (B) each Policy shall provide that the issuers thereof shall give written notice to the Agent if the Policy has not been renewed thirty (30) days prior to its expiration.

                  (vi) The Company shall furnish to the Agent, on or before thirty (30) days after the close of each of the Company's fiscal years, a statement certified by the Company or a duly authorized officer of the Company of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by the Agent, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to the Agent. The Agent and the Lenders agree that American Modern Home Group is an acceptable insurance company for so long as its Best general policy rating is A+ or higher and its financial class is VII or greater.

                  (vii) If at any time the Agent is not in receipt of written evidence that all insurance required hereunder is in full force and effect, the Agent shall have the right, without notice to the Company to take such action as the Agent deems necessary to obtain such insurance coverage as the Agent and the Lenders in their sole discretion deem appropriate, and all expenses incurred by the Agent and the Lenders in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by the Company and the REIT to the Agent upon demand and shall bear interest in accordance with Section 7.02 of the Existing Credit Agreement; provided, however, in the event the agent under the Existing Credit Agreement is a financial institution other than the Agent hereunder, the Agent, prior to taking such action, shall request written evidence from the Company or the Other Guarantors, as applicable, showing that the agent under the Existing Credit Agreement is undertaking steps to obtain the necessary insurance; provided further that if the Company or Other Guarantors are not able to provide written evidence that all insurance required hereunder is in full force and effect within 90 days after such request by the Agent, the Agent may take any steps permitted under this clause (vii) to obtain such insurance.

                  (viii) If the Real Property Assets shall be damaged or destroyed, in whole or in part, by fire or other casualty, or condemned or taken by eminent domain, the Company shall give prompt notice of such damage or taking to the Agent and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty or taking (the "Restoration"). The Company shall pay all costs of such Restoration whether or not such costs are covered by insurance or any condemnation award.

                  (d) Taxes. The Company and the Other Guarantors shall pay or cause to be paid, when due (i.e., before any penalty or fine could be levied or charged), all taxes, charges and assessments and all other lawful claims required to be paid by the Company and the Other Guarantors, except as contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves have been established with respect thereto in accordance with GAAP. Upon request from the Agent, the Company shall provide evidence to the Agent of payment of such taxes, charges, assessments and other lawful claims.

                  (e) Corporate Franchises; Conduct of Business. (i) The Company and the Other Guarantors shall do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and good standing in the State of its organization and in each state in which a Real Property Asset is located, and its respective franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals, except where the failure to so preserve any of the foregoing (other than existence and good standing) could not, in the aggregate, result in a Material Adverse Effect.

                  (ii) The Company shall carry on and conduct its business in substantially the same manner and substantially the same field of enterprise as it is presently conducted.

                  (iii) The REIT shall carry on and conduct its business in substantially the same manner and substantially the same field of enterprise as it is presently conducted and only through The Company, except as described in
Schedule 9A.

                  (f) Compliance with Law. The Company and the Other Guarantors shall comply in all material respects with all Applicable Laws, rules, statutes, regulations, decrees and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their business and the ownership of their property (including the Real Property Assets), except for such laws, rules, statutes, regulations, decrees, orders and restrictions, (i) which the Company or such Other Guarantor is contesting in good faith and in compliance with and pursuant to appropriate proceedings diligently prosecuted (provided that such contest does not and cannot (A) expose any of the Agent, the Lenders, the Company or the Other Guarantors to any criminal liability or penalty, (B) give rise to a Lien against any of the Assets or any Real Property Asset, or (C) otherwise materially adversely affect any of the Assets or the value thereof), or (ii) the failure to observe which, taken individually or in the aggregate, could not result in a Material Adverse Effect. The Company and the applicable Other Guarantors shall not permit the use of all or any portion of any Real Property Asset to be used for any illegal activity.

                  (g) Performance of Obligations. The Company, the REIT and the Subsidiary Guarantors shall perform all of their obligations under the terms of each mortgage, indenture, security agreement, debt instrument, lease, undertaking and contract by which it or any of the Real Property Assets is bound or to which it is a party (other than the Loan Documents) so as not to cause a Material Adverse Effect.

                  (h) Stock. REIT shall cause its issued and outstanding shares of stock to be listed for trading on the New York Stock Exchange.

                  (i) Change in Rating. The Company shall promptly notify the Agent in writing of any change, downgrade or withdrawal, or threatened change, downgrade or withdrawal of the Company's Unsecured Debt Rating.

                  (j) Maintenance of Properties. The Company and the Other Guarantors shall ensure that the Real Property Assets are kept in their current condition and repair, normal wear and tear and casualty damage in the process of being repaired or restored excepted.

                  (k) Compliance with ERISA. (i) The Company and the Other Guarantors shall maintain each Employee Benefit Plan and Plan in compliance with all material applicable requirements of ERISA and the Code and with all material applicable regulations promulgated thereunder. The Company and the Other Guarantors shall provide to the Agent, within ten (10) days of sending or receipt, copies of all filings or correspondence with the Internal Revenue Service, PBGC, Department of Labor, Plan, Multiemployer Plan or union, regarding any Plan, or regarding or disclosing any liability or potential liability or violation of law under any Employee Benefit Plan.

                  (ii) The Company and the Other Guarantors shall also provide to the Agent, with ten (10) days of filing or receipt, (A) any notice from the Department of Labor or Internal Revenue Service of assessment or investigation regarding a prohibited transaction under Section 4975 of the Code or Section 406 of ERISA, (B) any notice from a Multiemployer Plan of withdrawal with respect to a Multiemployer Plan, (C) notice from the Internal Revenue Service of imposition of excise tax with respect to an Employee Benefit Plan, (D) any Form 5500 filed by the Company or any of the Other Guarantors with respect to an Employee Benefit Plan which includes a qualified accountant's opinion, or (E) notice regarding a proposed termination from the PBGC.

                  (iii) Neither the Company nor the Other Guarantors shall engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by the Agent or the Lenders of any of its rights under this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans that would subject the Agent or any Lender to liability for a violation of ERISA or such a state statute.

                  (iv) The Company and the REIT further covenant and agree to deliver to the Agent such certifications or other evidence from time to time throughout the term of the Guaranty, as reasonably requested by the Agent or the Lenders in their sole discretion, that (A) neither the Company nor the Other Guarantors is an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (B) neither the Company nor the Other Guarantors is subject to state statutes applicable to the Company or the Other Guarantors regulating investments and fiduciary obligations of the Company or the Other Guarantors with respect to governmental plans; and (C) with respect to the Company and the Other Guarantors, at least one of the following circumstances is true:

                       (1)     Equity interests in the Company or such
         Other Guarantor are publicly offered securities, within the meaning of 29 C.F.R. Sections. 2510.3-101(b)(2);

                       (2) Less than 25 percent (25%) of each outstanding class ofequity interests in the Company or such Other Guarantor are held by "benefit plan investors" within the. meaning of 29 C.F.R. Sections. 2510.3-101(f)(2); or

                      (3) The Company or such Other Guarantor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Sections. 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

                  (1) Settlement/Judgment Notice. The Company agrees that it shall, within ten (10) days after a settlement of any obligation in excess of $1,000,000.00 provide written notice to the Agent of such settlement together with a certification signed by the REIT for itself and as general partner of the Company certifying that, based upon the most recent quarterly consolidated financial statements of the Company, the REIT and their Consolidated Subsidiaries, such settlement will not cause the Company or the REIT to violate the financial covenants set forth in subsections 5.01(o), (p) and (q) hereof. The Company further agrees that it shall, within ten (10) days after entry of a final judgment in excess of $1,000,000.00 or final judgments in excess of $1,000,000.00 in the aggregate during the immediately preceding twelve (12) month period, provide written notice to the Agent of such judgment together with a certification signed by the REIT for itself and as general partner of the Company certifying, based upon the most recent quarterly consolidated financial statements of the Company, such judgment will not cause the Company to violate the financial covenants set forth in subsections 5.01(p) and (q) hereof.

                  (m) Acceleration Notice. The Company agrees that it shall, within ten (10) days after receipt of written notice that any Indebtedness of the Company or any Other Guarantor has been accelerated, provide written notice to the Agent of such acceleration.

                  (n) Lien Searches; Title Searches. The Company shall, upon the Agent's request therefor given from time to time, but not more frequently than annually unless a Program Event of Default shall have occurred and be continuing or such Title Search indicates a Lien other than a Permitted Lien or another state of facts not reasonably satisfactory to the Agent and the Required Lenders, pay for (i) reports of UCC, tax lien, judgment and litigation searches with respect to the Company and each of the Other Guarantors, and (ii) searches of title to each of the Real Property Assets (each, a "Title Search"). Such Title Searches and lien searches required under this Agreement shall be conducted by search firms designated by the Agent in each of the locations designated by the Agent. Notwithstanding the foregoing, during the term of the Existing Credit Agreement, unless a Program Event of Default shall have occurred and be continuing, the Agent shall not request the documents specified by (i) and (ii) of this subsection (n) more frequently than annually hereunder and under the Existing Credit Agreement. In the event the agent under the Existing Credit Agreement is a financial institution other than the Agent hereunder, the Agent, prior to making such request, shall request written evidence from the Company or the Other Guarantors, as applicable, that the searches under (i) and
(ii) of this subsection (n) have been requested for such year by the agent under the Existing Credit Agreement; provided, however, that if the Company is not able to provide copies of the requested searches within 90 days after such request by the Agent, the Agent may take any steps permitted under this subsection (n) to obtain such Title Searches.

                  (o) Minimum Net Worth. Subject to subsection 12.01(c), the consolidated minimum Net Worth of the Company shall not, at any time, be less than $145,000,000.00 plus 85% of the net proceeds (after payment of underwriter and placement fees and other expenses directly related to such equity offering) received from equity offerings by the REIT subsequent to May 1, 1996, calculated on a GAAP basis. For purposes of determining compliance with this covenant only, the stock offering by the REIT in connection with the acquisition of 25 manufactured housing communities from Aspen Enterprises Ltd. (the "Aspen Acquisition") shall be considered a subsequent equity offering even though such acquisition has been consummated as of May 1, 1996.

                  (p) Total Indebtedness. (i) The maximum consolidated Total Debt of the REIT, the Company and their Consolidated Subsidiaries (without duplication) shall not exceed at any time 50% of the lesser of (A) the gross Book Value of all Assets of the Company and its Consolidated Subsidiaries, or
(B) the total Fair Market Value of all Assets of the Company and Consolidated Subsidiaries. In the event that this covenant is breached solely as a result of a change in the appropriate Market Capitalization Rate by the Agent and the Required Lenders (but not as a result of a change in such Market Capitalization Rate as published in the Korpacz Real Estate Investment Survey), such breach shall not be deemed a Program Event of Default unless the Company and the REIT fail to cure such breach within thirty (30) days of the date of such breach.

                  (ii) The maximum consolidated aggregate Unsecured Debt of the REIT, the Company and their Consolidated Subsidiaries (without duplication) shall not exceed at any time 50% of the lesser of (A) the gross Book Value of the Unencumbered Assets, or (B) the aggregate Fair Market Value of the Unencumbered Assets. In the event that this covenant is breached solely as a result of a change in the appropriate Market Capitalization Rate by the Agent and the Required Lenders (but not as a result of a change in such Market Capitalization Rate as published in the Korpacz Real Estate Investment Survey), such breach shall not be deemed a Program Event of Default unless the Company and the REIT fail to cure such breach within thirty (30) days of the date of such breach.

                  (q) Coverage Ratios. (i) The ratio of (A) actual consolidated EBITDA of the Company and its Consolidated Subsidiaries (adjusted to include Minimum Capital Expenditure Reserves) for any period of twelve consecutive months, to (B) the Debt Service of the REIT, the Company and their Consolidated Subsidiaries (without duplication) for such twelve month period shall not at any time be less than 2.25 to 1.

                  (ii) The ratio of (A) actual consolidated EBITDA (adjusted to include Minimum Capital Expenditure Reserves) of the Company and its Consolidated Subsidiaries for the applicable twelve month period, to (B) the sum of Debt Service plus Fixed Charges of the REIT, the Company, and their Consolidated Subsidiaries (without duplication) for the same twelve month period shall not at any time be less than 1.85 to 1.

                  (iii) The ratio of (A) actual Net Operating Income from the Unencumbered Assets (adjusted to include Minimum Capital Expenditure Reserves) for the applicable twelve month period to (B) actual Debt Service with respect to all Unsecured Debt of the REIT, the Company and their Consolidated Subsidiaries (without duplication), for the applicable twelve month period shall not at any time be less than 1.80 to 1.

                  (iv) The Coverage Ratios required to be maintained pursuant to this subsection 5.01(q) shall be calculated on a monthly basis.

                  (r) Equity or Debt Offerings. All net proceeds (after payment of underwriter and placement fees and other expenses directly related to such equity or debt offering) from any equity or debt offering by the REIT shall be immediately distributed to the Company.

                  (s) Minimum Asset Value. The lesser of (a) the consolidated Book Value of all Unencumbered Assets or (b) the Fair Market Value of all Unencumbered Assets shall at all times equal or exceed $150,000.000.00.

                  (t) Managers. The Real Property Assets shall at all times be managed by the Company or an Affiliate of the Company or the REIT. If (i) any manager shall become insolvent or (ii) a Program Event of Default shall occur and be continuing, then the Agent and the Required Lenders, at their option, may require the Company to engage a bona-fide, independent third party management agent approved by the Agent and the Required Lenders in their sole discretion (the "New Manager") to manage the Real Property Assets. The New Manager shall be engaged by the Company pursuant to a written management agreement that complies with the terms hereof and is otherwise satisfactory to the Agent and the Required Lenders in all respects and the New Manager shall execute and deliver a Subordination of Management Agreement.

                  (u) Further Assurances. The Company will, at the Company's sole cost and expense, at any time and from time to time upon request of the Agent take or cause to be taken any action and execute, acknowledge, deliver or record any further documents, opinions, negative pledge agreements or other instruments which the Agent or any Lender in its reasonable discretion deems necessary or appropriate to carry out the purposes of this Agreement and the other Loan Documents including to consummate the transfer or sale of the Loans or any portion thereof.

                  (v) REIT Status. The REIT shall at all times maintain its status as a "qualified real estate investment trust" under Section 856 of the Code.

                  (w) Additional Covenants. (i) The Company and the REIT shall give prompt notice to the Agent of the receipt by the Company, the REIT or any Subsidiary Guarantor of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

                  (ii) The Company and the REIT will take appropriate measures to prevent and will not engage in or knowingly permit any illegal activities at any Real Property Asset.

                  (x) Preparation of Environmental Reports. At the request of the Agent, or any Lender, from time to time, the Company shall provide to the Agent, within 30 days after such request, at the expense of the Company and the REIT, an Environmental Report for all Real Property Assets that have been acquired after the date hereof, or with respect to the Real Property Assets owned as of the date hereof, any Real Property Asset for which the Agent has a reasonable basis for requiring such an Environmental Report (including, without limitation, the fact that an environmental report was not delivered at or prior to the Closing Date or there is a basis to believe that there may be Hazardous Materials or a threat of a Release with respect to such Real Property Asset) as described in such request. Without limiting the generality of the foregoing, if the Agent or the Required Lenders determine at any time that a material risk exists that any such Environmental Report will not be provided within the time referred to above, the Agent may retain an environmental consulting firm to prepare such Environmental Report at the expense of the Company and the REIT, and the Company hereby grants and agrees to cause any Guarantor which owns any Real Property Asset described in such request to grant at the time of such request, to the Agent, such firm and any agents of representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective Real Property Assets to undertake such an assessment. Notwithstanding the foregoing, during the term of the Existing Credit Agreement, the Agent shall not retain an environmental consulting firm to prepare an Environmental Report if such a step has been undertaken under the Existing Credit Agreement for such Real Property Asset, provided, however, that in the event the agent under the Existing Credit Agreement is a financial institution other than the Agent hereunder, the Company shall, upon the Agent's request, provide written evidence that an environmental consulting firm has been retained for such Real Property Asset by the agent under the Existing Credit Agreement; provided further that if the Company is not able to provide a copy of the requested Environmental Report within 30 days after the date of such request by the Agent, the Agent may take any steps permitted under this subsection (x) to obtain such Environmental Report.

                  (y) Documentation following Acquisition of an Interest in Real Property Assets. Not later than 60 days following each acquisition of an interest in a Real Property Asset (which shall include only Permitted Investments) by the Company, the REIT or any Subsidiary Guarantor, the Company shall provide the Agent with each of the following: (A) the closing statement relating to such acquisition, (B) a description of the property acquired, (C) a statement of condition of such Real Property Asset prepared by the Company's internal or approved external construction engineer, (D) an historical operating statement of such Real Property Asset for such period as may be available to the Company and a current rent roll for such Real Property Asset and (E) such other information as may be reasonably requested by the Agent, including any Environmental Reports prepared in accordance with subsection 5.02(g).

                  (z) Preparation of Engineering Reports. At the request of the Agent from time to time, the Company shall provide to the Agent, within thirty
(30) days after such request, at the expense of the Company and the REIT, an Engineering Report for all Real Property Assets acquired after the date hereof, and, with respect to any Real Property Asset, if the Agent has a reasonable basis to require an Engineering Report based on an inspection of such Real Property Asset or such other information that may have come to the Agent's attention, as described in such request.

                  (aa) Use of Proceeds. The Company will cause the REIT to apply the proceeds of the Loans to each Borrower to payment in full of the purchase price of the Common Stock or Common OP Units being acquired by such Borrower under the Program.

         5.02 Negative Covenants. So long as any note or any Obligation shall remain unpaid, the Company and the Other Guarantors agree that:

                  (a) Liens. Neither the Company nor any Other Guarantor shall create, incur, assume or suffer to exist, directly or indirectly, any Lien on any Unencumbered Asset, or any other Real Property Asset, other than the following (collectively, the "Permitted Liens"):

                  (i)  Liens existing on the Closing Date and set forth on
Schedule 7 hereto;

                  (ii) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (iii) Statutory Liens of landlords and Liens of mechanics, materialmen and other Liens imposed by Law (other than any Lien imposed by ERISA) created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, and with respect to which adequate bonds have been posted if required to do so by Applicable Law;

                  (iv) Easements, rights-of-way, zoning and similar restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Company and which do not detract materially from the value of any of the Real Property Assets to which they attach or impair materially the use thereof by the Company; and

                  (v) With respect to Real Property Assets that are not Unencumbered Assets, Permitted Mortgage Debt.

                  (b) Restriction on Fundamental Changes. (i) Without the prior written consent of the Agent and the Required Lenders, which consent may be withheld in the sole and absolute discretion of the Agent and the Required Lenders, the Company, the REIT and the Subsidiary Guarantors shall not enter into any merger or consolidation with, or sell, lease, transfer or otherwise dispose of any Substantial Assets to, any Person other than the Company, the REIT or a wholly owned Subsidiary of the Company or the REIT. Notwithstanding the foregoing, neither the Company, the REIT nor any Subsidiary Guarantor shall enter into any arrangement, directly or indirectly, whereby the Company, the REIT or any the Subsidiary Guarantor shall sell or transfer any Real Property Asset (in a single or multiple transaction) owned by any of them in order then or thereafter to lease such property or lease other Real Property Asset that it intends to use for substantially the same purpose as the Real Property Asset being sold or transferred.

                  (ii) Notwithstanding the foregoing, the Company and the Other Guarantors may enter into a merger or consolidation, provided that following such merger or consolidation, the Company is the surviving entity of such merger or consolidation and the REIT or an entity wholly owned and controlled by the REIT (A) is the sole general partner of the Company, and (B) owns at least a 51% economic ownership interest in the Company.

                  (iii) Subject to subsection 12.01(c), Gary Shiffman shall for so long as he is living, at all times own at least 95,846 OP Units in the Company and 405,930 shares of common stock in the REIT; notwithstanding the foregoing, Gary Shiffman may redeem or convert some or all of his

OP Units in the Company to shares of common stock in the REIT, provided that in the aggregate he at all times owns at least, in the aggregate, 405,930 shares of common stock in the REIT and 95,846 OP Units, either in the form of OP Units or in the form of additional stock in the REIT equivalent to such OP Units; and Milton Shiffman shall for so long as he is living, at all times own at least 106,346 OP Units in the Company and 303,162 shares of common stock in the REIT; notwithstanding the foregoing, Milton Shiffman may redeem or convert some or all of his OP Units in the Company to shares of common stock in the REIT, provided that in the aggregate he at all times owns at least, in the aggregate, 303,162 shares of common stock in the REIT and 106,346 OP Units, either in the form of OP Units or in the form of additional stock in the REIT equivalent to such OP Units.


                  (c) Transactions with Affiliates. Neither the Company nor any Other Guarantor shall enter into any material transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Company, other than on terms and conditions substantially as favorable as would be obtainable at the time in a comparable arm's-length transaction with a Person other than an Affiliate of the Company

                  (d) Plans. Neither the Company nor the Other Guarantors shall, nor shall they permit any member of their respective ERISA Controlled Group to,
(i) take any action which would (A) increase the aggregate present value of the Unfunded Benefit Liabilities under all Plans or withdrawal liability under a Multiemployer Plan for which the Company or any Other Guarantor or any member of their respective ERISA Controlled Groups (determined without reference to Section 414(m) or (o) of the Code, if liabilities of entities in the Company's or any Other Guarantor's ERISA Controlled Group solely by reason of Section 414(m) or (o) of the Code could not result in liability to the Company or Other Guarantor) to an amount in excess of $1,000,000.00 or (B) result in liability or Contingent Obligation for any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA), or any withdrawal liability or exit fee or charge with respect to any "welfare plan" (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Title I of ERISA, or state laws which require similar continuation coverage for which the employee pays approximately the full cost of coverage, or (ii) engage in any transaction prohibited by Section 408 of ERISA or Section 4975 of the Code.

                  (e) Distributions. Neither the REIT nor the Company (without duplication) shall pay or declare Distributions (i) if a Program Event of Default has occurred and is continuing or (ii) that in the aggregate exceed 90% of the Funds From Operations of the Company individually and combined with the REIT (without duplication), respectively, in any four consecutive calendar quarters (or if four consecutive calendar quarters have not passed since the date hereof, the quarterly periods from the date hereof); provided that notwithstanding the foregoing, so long as no Program Event of Default has occurred and is continuing, the REIT may pay or declare Distributions without violating this covenant in (A) the amount necessary to maintain the REIT's status as a real estate investment trust under Section 856 of the Code, or (B) the amount necessary for the REIT to avoid the payment of any federal income or excise tax. Any Distributions or dividends or other sums received by the REIT must be paid promptly by the REIT as Distributions but in no event later than ten (10) business days after such funds have been received by the REIT. For purposes of the calculation only, Funds From Operations shall be determined without taking into account the effect of Distributions on either Preferred or Common OP Units, and Distributions shall include all distributions on Preferred and Common OP Units.

                  (f) Restriction on Prepayment of Indebtedness. Neither the Company nor the REIT shall prepay the principal amount, in whole or in part, of any Unsecured Debt other than the Obligations after the occurrence of any Program Event of Default.

                  (g) Real Property Assets. Neither the Company nor any Other Guarantor shall acquire any Real Property Asset unless an Environmental Report for such Real Property Asset dated within 6 months of the proposed acquisition date has been prepared and, if requested, delivered to the Agent and such Environmental Report is satisfactory to the Agent and the Required Lenders in all material respects.

                  (h) Organizational Documents. Neither the Company nor any Other Guarantor shall make any amendments or modifications to their partnership agreements, corporate charters, by-laws, certificates of incorporation, articles of organization or other organizational documents which could result in a Material Adverse Effect without the prior approval of the Agent and the Required Lenders; notwithstanding the foregoing, the Agent shall be promptly notified of all such changes (other than modifications and amendments relating solely to the admission or deletion of limited partners or changes in their limited partnership interests, unless such limited partners are either Gary Shiffman or Milton Shiffman).

                  (i) Restrictions on Investments. Neither the Company nor any Other Guarantor shall make or permit to exist or remain outstanding any investment other than investments in:

                  (i) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Company, the REIT or any Subsidiary Guarantor;

                  (ii) marketable direct obligations of any of the following:
Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan banks, Federal national Mortgage Association, Government National Mortgage association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Bank, or any other agency or instrumentality of the United States of America;

                  (iii) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000.00; provided, however, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000.00 will not exceed $200,000.00;

                  (iv) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any State which at the times of purchase are rated by Moody's

Investors Service, Inc. or by Standard & Poor's Ratings Services, a Division of The McGraw Hill Companies at not less than "P 2" if then rated by Moody's Investors Service, Inc., and not less than "A 2", if then rated by Standard & Poor's Ratings Services, a Division of The McGraw Hill Companies;

                  (v) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Services, a Division of The McGraw Hill Companies at not less than "Aa" if then rated by Moody's Investors Service, Inc. and not less than "AA" if then rated by Standard & Poor's Ratings Services, a Division of The McGraw Hill Companies;

                  (vi) repurchase agreements having a term not greater than 90 days and fully secured by securities described in the foregoing subsection (i),
(ii) or (v) with banks described in the foregoing subsection (iii) or with financial institutions or other corporations having total assets in excess of $500,000,000.00;

                  (vii) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (i) through (vi) and have total assets in excess of $50,000,000.00; or

                  (viii) Permitted Investments.

                  (j) Borrower Security Interest. Neither the Company nor any Other Guarantor will permit any Reimbursement Obligation of any Borrower to be secured or "indirectly secured" (within the meaning of Regulation U) by any Margin Stock.

                  (k) Equity Documents. Neither the Company nor any Other Guarantor will terminate, amend, waive or otherwise modify any Reimbursement Agreement in any manner that would cause any such agreement or the Program or any Loan to violate Regulation T, Regulation U or Regulation X.

                  (l) RV Sites. Except as shown on Schedule 2, no more than ten percent (10%) of the Unit pads or sites on any Real Property Asset that are actually available and capable of being leased or rented and that may be legally leased or rented pursuant to Applicable Laws shall be designated, reserved for, or leased or rented as Seasonal RV Sites or parking areas. For purposes hereof, "Seasonal RV Sites" shall mean those sites available for lease to seasonal recreational vehicle tenants who wish to spend only a portion of the season at a particular Real Property Asset.

                                     ARTICLE VI

                     PROGRAM EVENTS OF DEFAULT; ACCELERATION

         6.01 Program Events of Default. Each of the following events, acts, occurrences or conditions shall constitute a "Program Event of Default" regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

                  (a) Breach of Representation or Warranty. Any representation or warranty made by the Company, the REIT or any Subsidiary Guarantor herein or in any other Loan Document or in any certificate or statement delivered pursuant hereto or thereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made: provided, however, that if such breach is capable of being cured, then the Company shall have a period of thirty
(30) days after delivery of notice from the Agent to cure any such breach.

                  (b) Breach of Covenants.

                      (i) The Company or any Other Guarantor shall fail to perform or observe any other term, covenant or agreement set forth in subsection 5.01(a), (c), (i), (l), (m), (o) to (r) or (v) or 5.02(a)
         (other than Liens which are placed on a Real Property Asset without the consent of the Company, the REIT or any Subsidiary Guarantor), or subsection 5.02(b), (d), (e), (f), (g) or (i) or Article VII.

                      (ii) The Company, the REIT or any Subsidiary Guarantor shall fail to perform or observe any agreement, covenant or obligation arising under this Agreement (except those described in paragraphs (a), and (b)(i) above), and such failure shall continue uncured for thirty
         (30) days after delivery of notice thereof to the Company by the Agent or any Lender or such longer period of time as is reasonably necessary to cure such Program Event of Default, provided that the Company, the REIT or such Subsidiary Guarantor has commenced and is diligently prosecuting the cure of such Program Event of Default and cures it within ninety (90) days.

                      (iii) The Company, the REIT or any Subsidiary Guarantor shall fail to perform or observe any agreement, covenant or obligation arising under any provision of the Loan Documents (other than this Agreement) to which it is a party on its part to be performed or observed, which failure shall continue after the end of any applicable grace period provided therein.

                  (c) Default Under Other Agreements. The Company, the REIT or any Subsidiary Guarantor shall default beyond any applicable grace period in the payment, performance or observance of any obligation or condition with respect to (i) any Indebtedness under the Existing Credit Agreement or (ii) any other Indebtedness in excess of $2,000,000.00 or any other event shall occur or condition exist, if the effect of such default, event or condition is to accelerate the maturity of any such Indebtedness or to permit (without regard to any required notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Indebtedness, or any such Indebtedness shall become or be declared to be due and payable prior to its stated maturity and the forgoing conditions are not cured within thirty (30) days after the condition occurs.

                  (d) Bankruptcy, etc. (i) The Company or any Other Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code; or
(ii) an involuntary case is commenced against the Company or any Other Guarantor and the petition is not contested within sixty (60) days, or is not dismissed within ninety (90) days, after commencement of the case or (iii) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Company or any Other Guarantor or the Company or any Other Guarantor commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Other Guarantor or there is commenced against the Company or any Other Guarantor any such proceeding which remains undismissed for a period of ninety (90) days; or (iv) any order of relief or other order approving any such case or proceeding is entered; or (v) the Company or any Other Guarantor is adjudicated insolvent or bankrupt; or (vi) the Company or any Other Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of ninety (90) days; or (vii) the Company or any Other Guarantor makes a general assignment for the benefit of creditors; or (viii) the Company or any Other Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (ix) the Company or any Other Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debt; or
(x) the Company or any Other Guarantor shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate or partnership action is taken by the Company or any Other Guarantor for the purpose of effecting any of the foregoing.

                  (e) ERISA. (i) Any Termination Event shall occur, or (ii) any Plan shall incur an accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, or fail to make a required installment payment on or before the due date under Section 412 of the Code or Section 302 of ERISA, or (iii) the Company or any Other Guarantor or a member of their respective ERISA Controlled Group shall have engaged in a transaction which is prohibited under Section 4975 of the Code or Section 406 of ERISA which could result in the imposition of liability in excess of $3,000,000 on any of the Company or any Other Guarantor or any member of their respective ERISA Controlled Group and an exemption shall not be applicable or have been obtained under Section 408 of ERISA or Section 4975 of the Code, or (iv) the Company or any Other Guarantor or any member of their respective ERISA Controlled Group shall fail to pay when due an amount which it shall have become liable to pay to the PBGC, any Plan, any Multiemployer Plan or a trust established under Section 4049 of ERISA, or (v) the Company shall have received a notice from the PBGC of its intention to terminate a Plan or to appoint a trustee to administer such Plan or Multiemployer Plan, which notice shall not have been withdrawn within fourteen (14) days after the date thereof, or (vi) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that an ERISA Plan must be terminated or have a trustee appointed to administer any ERISA Plan, or (vii) the Company or any Other Guarantor or a member of their respective ERISA Controlled Group suffers a partial or complete withdrawal resulting in an assessment of withdrawal liability in excess of $3,000,000.00 from a Multiemployer Plan or is in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, or (viii) a proceeding shall be instituted against any of the Company or any Other Guarantor or any member of their respective ERISA Controlled Group to enforce Section 515 of ERISA, or (ix) any other event or condition shall occur or exist with respect to any Employee Benefit Plan, Plan or Multiemployer Plan which could subject the Company or any Other Guarantor or any member of their respective ERISA Controlled Group to any tax, penalty or other liability in excess of $3,000,000 or the imposition of any lien or security interest on the Company or any Other Guarantor or any member of their respective ERISA Controlled Group, or (ix) with respect to any Multiemployer Plan, the institution of a proceeding to enforce
Section 515 of ERISA, to terminate such Plan, the receipt of a notice of reorganization or insolvency under Sections 4241 or 4245 of ERISA, in any event which could result in liability in excess of $3,000,000 to the Company, any Other Guarantor or any member of any of their ERISA Controlled Group, or (xi) the assets of the Company or any Other Guarantor become or are deemed to be assets of an Employee Benefit Plan. No Event of Default under this subsection 6.01(f) shall be deemed to be, or have been, waived or corrected because of any disclosure by the Company or any Other Guarantor.

                  (f) Judgments. One or more judgments or decrees (i) in an aggregate amount of $5,000,000 or more are entered against the Company or any Other Guarantor in any consecutive twelve (12) month period or (ii) which, with respect to the Company or any Other Guarantor, could result in a Material Adverse Effect, shall be entered by a court or courts of competent jurisdiction against any of such Persons (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (x) any such judgments or decrees shall not be stayed (by appeal or otherwise), discharged, paid, bonded or vacated within thirty (30) days or (y) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees.

                  (g) REIT. The REIT fails to remain a publicly-traded real estate investment trust in good standing with the New York Stock Exchange and with the Securities and Exchange Commission.

                  (h) Material Adverse Effect. If any Material Adverse Effect shall occur other than a down grade, withdrawal or termination of the Company's or the REIT's Unsecured Debt Rating.

                  (i) Guaranty. The Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability thereof, or the Company or any Other Guarantor shall deny that it has any further liability hereunder, or shall give notice to such effect.

         6.02 Acceleration. (a) If any Program Event of Default occurs and is continuing, the Agent, at the direction of the Required Lenders, may, by notice to the Company and the Borrowers, declare the Notes, all interest thereon and all Obligations to be forthwith due and payable, whereupon the Notes, all such interest and all Obligations shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind. Upon the request of the Company, after the occurrence and during the continuance of a Borrower Event of Repayment with respect to any Borrower, the Lenders shall, or shall direct the Agent to, declare the Loans of such Borrower and all interests thereon and related amounts to be forthwith due and payable to the fullest extent permitted by such Borrower's Note.

                  (b) The Agent and any Lender may offset any indebtedness, obligations or liabilities owed to the Company or any Other Guarantor against any indebtedness, obligations or liabilities of the Company or any Other Guarantor, as applicable, owed to it.

                  (c) The Agent and any Lender may avail itself of any remedies available to it under the Loan Documents or at law or equity.

                                     ARTICLE VII

                                    GUARANTY

         7.01 Guaranty of Payment. Each Guarantor hereby absolutely, irrevocably and unconditionally guarantees prompt, full and complete payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (a) the principal of and interest on the Loans made by the Lenders to the Borrowers, (b) all other fees (including Early Payment Fees), reimbursements, indemnities and other obligations (including, without limitation, reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) incurred in connection with any enforcement of or collection under the Guaranty) of the Borrowers from time to time owing to the Lenders or the Agent pursuant to the Notes and (c) with respect to each Other Guarantor, all obligations of, and amounts payable by, the Company under this Agreement (collectively, the "Guaranteed Debt"). For purposes of this
Article VII, "Obligor" means (a) any Borrower with respect to Guaranteed Debt described in clause (a) or (b) of the preceding sentence and (b) the Company with respect to any Guaranteed Debt described in clause (c) of the preceding sentence.

         7.02 Acceptance of Guaranty; No Setoffs. Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or incurrence of the Guaranteed Debt or any part thereof. Each Guarantor further waives all setoffs and counterclaims and presentment, protest, notice, filing of claims with a court in the event of receivership, bankruptcy or reorganization of any Obligor, demand or action on delinquency in respect of the Guaranteed Debt or any part thereof, including any right to require the Agent or the Lenders to sue any Obligor, any other guarantor or any other person obligated with respect to the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof.

         7.03 Nature of Guaranty; Continuing, Absolute and Unconditional. Each Guarantor hereby agrees that, to the fullest extent permitted by law, (a) its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than indefeasible payment in full), setoff, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by law), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise and (b) the validity and enforceability of this Guaranty shall not be impaired or affected by any of the following: (i) any extension, modification or renewal of, or indulgence with respect to, or substitution for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time; (ii) any failure or omission to perfect or maintain any lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (iii) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (iv) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligations of any person or entity with respect to the Guaranteed Debt or any part thereof; (v) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (vi) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Debt, any part thereof or amounts which are not covered by this Guaranty even though the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts which are not covered by this Guaranty; (vii) the insolvency, bankruptcy or any other change in the legal status of any Obligor; (viii) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Debt; (ix) the failure of any Obligor to take any action required in connection with the performance of the Guaranteed Debt; (x) the existence of any claim, setoff or other rights which such Guarantor may have at any time against any Obligor or any other guarantor in connection herewith or with any unrelated transaction; (xi) the disallowance of all or any portion of any of the Lenders' claims for repayment of the Guaranteed Debt under section 502 or 506 of the United States Bankruptcy Code; or (xii) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of such Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xii) of this Section. It is agreed that each Guarantor's liability hereunder is independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that such Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Obligor of the Guaranteed Debt in the manner agreed upon among the Agent, the Lenders and any Obligor. To the extent that, by operation of Section 18 of any Note or otherwise, the Lenders are not entitled to collect any portion of the Guaranteed Debt in the amount and manner provided for in any Note (such portion being the "Excess Amount"), the Guarantors shall nevertheless be obligated to, and shall, pay such Excess Amounts to the Lenders upon demand made on or after the date such Excess Amount was otherwise due.

         7.04 Dealings With Borrowers. In addition to the Guaranteed Debt, other credit may be granted or continued from time to time by the Lenders to the Borrowers without notice to or authorization from the Company regardless of any Borrower's financial or other condition at the time of any such grant or continuation. Neither the Agent nor any Lender shall have an obligation to disclose or discuss with the Company its assessment of the financial condition of any Borrower.

         7.05 Subrogation. Each Guarantor shall be subrogated to all rights of the Agent and the Lenders against an Obligor in respect of any amounts paid to the Agent and the Lenders by such Guarantor in respect of such Obligor pursuant to the provisions hereof; provided, however, that none of the Guarantors shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation with respect to an Obligor until all of the principal of and interest on such Obligor's Note, if applicable, and all other Obligations of such Obligor, have been paid in full.

         7.06 No Collateral. Notwithstanding any reference herein to any collateral securing any of the Guaranteed Debt, it is acknowledged that, on the date hereof, none of the Guarantors nor any Borrower has granted, or has any obligation to grant, any security interest in or other lien on any of its property (including, without limitation, the Common Stock or Common OP Units) to the Lenders as security for the Guaranteed Debt.

         7.07 Rights To Payments, Etc. In the event that acceleration of the time for payment of any of the Guaranteed Debt is stayed upon the insolvency, bankruptcy or reorganization of any Obligor, or otherwise, all such amounts shall nonetheless be payable by the Guarantors forthwith upon demand by the Agent or the Required Lenders. Each Guarantor further agrees that, to the extent that any Obligor makes a payment or payments to any of the Lenders on the Guaranteed Debt, or the Agent or the Lenders receive any proceeds of collateral securing the Guaranteed Debt, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to any Obligor, its estate, trustee, receiver, debtor in possession or any other party, including, without limitation, the Guarantors, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred.

         7.08     Miscellaneous.

                  (a) Any determination by a court of competent jurisdiction of the amount of any Guaranteed Debt owing by any Obligor to the Lenders shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

                  (b) Subject to the provisions of Section 7.07, this Guaranty shall continue in effect until this Agreement has terminated, the Guaranteed Debt has been paid in full and the other conditions of this Guaranty have been satisfied.

                  (c) In addition to and without limitation of any rights, powers or remedies of the Agent or the Lenders under applicable law, any time after maturity of the Guaranteed Debt, whether by acceleration or otherwise, the Agent or the Lenders may, in their sole discretion, with notice after the fact to the Guarantors and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Debt (i) any indebtedness due or to become due from any of the Lenders to the Guarantors and (ii) any moneys, credits or other property belonging to the Guarantors (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of any of the Agent or any Lender whether for deposit or otherwise.

                  (d) Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                                     ARTICLE VIII

                                    THE AGENT

         8.01 Appointment; Nature of Relationship. The First National Bank of Chicago is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 1-201 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each

         8.02 Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the

Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

         8.03 General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Company, the Other Guarantors, the Lenders or any Borrower for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         8.04 No Responsibility for Loans, Recitals, etc. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Program Event of Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of any Borrower or any Guarantor or of any of the Guarantors' respective Subsidiaries. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Agent at such time, but is voluntarily furnished by the Borrower to the Agent (either in its capacity as the Agent or in its individual capacity). The Agent shall promptly deliver to the Lenders any documents delivered to the Agent by the Company or the REIT pursuant to subsection 5.01(a) herein.

         8.05 Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders Pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         8.06 Employment of Agents and Counsel. The Agent may execute any of its duties as the Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.

         8.07 Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

         8.08 Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Company or the Borrowers for which the Agent is entitled to reimbursement by the Company or the Borrowers under the Loan Documents, (b) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders) and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this
Section 8.08 shall survive payment of the Obligations and termination of this Agreement.

         8.09 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Program Event of Default, Unmatured Default or Borrower Event of Repayment unless the Agent has received written notice from a Lender or the Company referring to this Agreement describing such Program Event of Default, Unmatured Default or Borrower Event of Repayment and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

         8.10 Rights as a Lender. In the event the Agent is a Lender, the Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Company, any of its Subsidiaries or any Borrower in which the Company, or such Subsidiary or such Borrower is not restricted hereby from engaging with any other Person.

         8.11 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Arranger or any other Lender and based on the financial statements prepared by the Company and the Other Guarantors and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         8.12 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Company, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Company and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Company and the Lenders, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Company or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Company shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article VIII shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

         8.13 Notes. The Agent shall retain possession of the Notes on behalf of the Lenders. Each Lender shall be entitled, upon request, to examine or receive a copy of any Note. The Agent shall have only the duty to exercise reasonable care in the custody and preservation of the Notes, which duty shall be fully satisfied if the Agent accords such Notes treatment substantially the same as that which it accords similar property owned by it. If any Borrower has issued Replacement Notes (as defined in the Note) pursuant to
Section 17 of his or her Note, then upon the request of any Lender the Agent shall deliver to such Lender the Replacement Note payable to its order.

         8.14 Agent's Fee. The Company agrees to pay to the Agent, for its own account, the fees agreed to by the Company and the Agent pursuant to that certain letter agreement dated November 10, 1998, as amended by that certain letter agreement dated December 7, 1998, or as otherwise agreed from time to time.

         8.15 Delegation to Affiliates. The Company and the Lenders agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Articles VIII and XII.


                                     ARTICLE IX

                                RATABLE PAYMENTS

         9.01 Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Section 2.05 or Section 12.09) in a greater proportion than its Pro-rata share of all such Loans, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.


                                     ARTICLE X

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         10.01 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Company, the Other Guarantors and the Lenders and their respective successors and assigns, except that neither the Company nor any Other Guarantor shall have the right to assign its rights or obligations under the Loan Documents, provided that any assignment by any Lender must be made in compliance with Section 10.03. Notwithstanding the preceding sentence, any Lender may at any time, without the consent of the Company, any Other Guarantor or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof (to the extent of its Pro-rata interest therein) for all purposes hereof unless and until such payee complies with Section 10.03 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         10.02    Participations.

                  (a) Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Advance owing to such Lender, any Note held by or payable to such Lender or any other interest of such Lender under the Loan Documents; provided, however, that First Chicago shall at all times retain an interest in the Notes in an aggregate minimum amount of $5,000,000. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by any Guarantor under this Agreement or by the Borrowers under the Notes shall be determined as if such Lender had not sold such participating interests, and the Guarantors, the Borrowers and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  (b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which effects any of the modifications referenced in clauses (a)(i) through (v) of Section 12.01.

                  (c) Benefit of Setoff. The Guarantors agree that each Participant shall be deemed to have the right of setoff provided in Section 7.09(c) in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents; provided, that each Lender shall retain the right of setoff provided in Section 7.09(c) with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 7.09(c), agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 9.01 as if each Participant were a Lender.

        10.03     Assignments.

                  (a) Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents, provided that with respect to any partial assignment, except as the Company and the Agent may otherwise consent, such Lender ratably assigns its interest in all of the Notes and, in the case of an assignment to a Person which is not a Lender or an Affiliate of a Lender, such assignment shall be in the minimum amount of $5,000,000 or, if less, all of the assigning Lender's interests in the Notes; provided, however, that First Chicago shall at all times retain an interest in the Notes in an aggregate minimum amount of $5,000,000. Such assignment shall be substantially in the form from time to time specified by the Agent or in such other form as may be agreed to by the parties thereto. The consent of the Agent and, so long as no Program Event of Default is pending, the Company shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent, in each case, shall not be unreasonably withheld.

                  (b) Effect; Effective Date. Upon (a) delivery to the Agent of a notice of assignment, substantially in the form from time to time specified by the Agent (a "Notice of Assignment"), together with any consents required by
Section 10.03(a), and (b) payment of a $3,500 fee to the Agent by the transferor Lender for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, (a) such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and (b) the transferor Lender shall be released with respect to the percentage of the Loans assigned to such Purchaser without any further consent or action by any Guarantor, the Borrowers, the Lenders or the Agent. Upon the consummation of any assignment to a Purchaser pursuant to this Section 10.03(b), the transferor Lender, the Agent, the Borrowers and the Company shall make appropriate arrangements so that replacement Notes are issued to the Agent to be held on behalf of such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to the Agent to be held on behalf of such Purchaser, in each case in principal amounts reflecting their percentage of the Loans, as adjusted pursuant to such assignment.

         10.04 Dissemination of Information. The Company authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Company, its Subsidiaries and the Borrowers, provided such Person agrees in writing to keep such information confidential and use the same only for the purpose of making credit determinations in connection with the financing contemplated hereby and to enforce rights it may have, except that such Person shall not be restricted from disclosing such information as is (a) required to be disclosed to any regulatory or administrative body or commission, (b) required to be disclosed by subpoena or similar process of applicable law, (c) disclosed to counsel, auditors, and other professional advisors used by such Person on a need-to-know basis, or (d) deemed necessary by such Person to be disclosed in conjunction with any litigation between the Company or any Borrower and such Person, or relating to the financing contemplated hereby.

         10.05 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States of America or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 12.16.


                                   ARTICLE XI

                                    NOTICES


         11.01 Giving Notice. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing, by facsimile, first class U.S. mail or courier and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, return receipt requested, shall be deemed given three (3) Business Days after deposit in the U.S. mail; any notice, if transmitted by facsimile, shall be deemed given when transmitted if a confirmation of transmission to the addressee is then generated by the sender's fax machine (and a copy thereof is simultaneously posted in first class U.S. mail); and any notice given by courier shall be deemed given when received by the addressee.

         11.02 Change of Address. The Company, any Other Guarantor, the Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


                                  ARTICLE XII

                                 MISCELLANEOUS

         12.01    Amendments. (a) Subject to the provisions of this Section
12.01 and subject to Section 12 of each of the Notes, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Guarantors or a Borrower, as applicable, may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders, the Guarantors hereunder or waiving any Program Event of Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

                  (i) Extend the final maturity of any Loan or Note or reduce the principal amount thereof, or reduce the rate or amount, or extend the time of payment, of interest or fees or other amounts payable thereunder;

                  (ii) Reduce the percentage specified in the definition of Required Lenders;

                  (iii) Release any Guarantor from its obligations under the
                        Guaranty;

                  (iv)  Amend this Section 12.01; or

                  (v) Permit any assignment by any Guarantor of its Obligations or its rights hereunder.

                  (b) No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 10.03(b) without obtaining the consent of any other party to this Agreement. The Lenders shall not consent to any amendment or modification of any Note increasing the principal amount thereof or the rate of interest payable thereon without the consent of the Company.

                  (c) The Lenders agree that the definitions of "Net Worth", "Operating Expenses" and "Substantial Assets" and subsections 5.01(o) and 5.02(b)(iii) hereunder shall be amended, modified or supplemented at such time as and to the extent that the definitions "Net Worth", "Operating Expenses" and "Substantial Assets" and Sections 5.16 and 6.04(c) of the Existing Credit Agreement are amended, modified or supplemented; provided, however, that (i) "Net Worth" shall be revised herein if and only to the extent that "Net Worth" in the Existing Credit Agreement is amended, modified or supplemented to include accumulated depreciation, (ii) "Operating Expenses" shall be revised herein if and only to the extent that clause (e)(ii) therein is amended, modified or supplemented under the Existing Credit Agreement to a period of 7 years; (iii) "Substantial Assets" shall be revised herein if and only to the extent that the percentage amounts referred to in clauses (i) and (ii) therein shall be no greater than 10%, respectively, (iv) subsection 5.01(o) shall be revised herein if and only to the extent that Section 5.16 of the Existing Credit Agreement shall be amended, modified or supplemented to permit the minimum Net Worth (as amended in accordance with this subsection 12.01(c)) to be no less than $350,000,000 plus 85% of the net proceeds from equity offerings subsequent to the date hereof by the REIT and (v) subsection 5.02(b)(iii) shall be revised herein if and only to the extent that Section 6.04(c) of the Existing Credit Agreement shall be amended to require Milton Shiffman and Gary Shiffman to own a minimum of 350,000 shares of Common Stock or OP Units in the aggregate at all times. Notwithstanding, the foregoing, to the extent that any amendment, modification or supplement to the Existing Credit Agreement to the definitions and covenants specified in this subsection 12.01(c) are amended, modified or supplemented so that the terms of such definitions or covenants therein are more stringent than specified herein, this Agreement will be amended, modified or supplemented only to the extent of such amendment, modification or supplement to the Existing Credit Agreement.

         12.02 Preservation of Rights. No delay or omission of the Lenders or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Program Event of Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lendrs required pursuant to Section 12.01, and then only to the extent in such writing specifically set forth. No waiver by the Agent or the Lenders of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Agent or the Lenders permitted hereunder shall in any way affect or impair the Agent's or the Lenders' rights or powers, or the obligations of any Guarantor under this Agreement. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

         12.03 Survival of Representations. All representations and warranties of the Guarantors contained in this Agreement or in any Loan Document shall survive delivery of the Notes and the making of the Loans herein contemplated.

         12.04 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to any Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         12.05 Taxes. Any taxes (excluding taxes on the overall net income of any Lender, any taxes assessed on any Lender pursuant to the Michigan Single Business Tax and any corporate franchise taxes of any Lender) or other similar assessments or charges payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Company (or the Borrowers, as provided in the Notes), together with interest and penalties, if any.

         12.06 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         12.07 Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Company, the Agent and the Lenders and supersede all prior agreements and understandings between the Company, the Agent and the Lenders relating to the subject matter thereof other than the fee letter dated October 6, 1998 between the Company and First Chicago.

         12.08 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or the agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns. This Agreement is not intended to, and shall not be construed to, create any rights (contractual, equitable, pursuant to law or otherwise) in favor of any Borrower against the Agent, any Lender or any Guarantor and no Borrower in his or her individual capacity shall have the right to enforce any rights of any Guarantor hereunder.

         12.09 Expenses; Indemnification. The Company shall reimburse the Agent for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, negotiation, execution, delivery, review, syndication, amendment, modification, and administration of the Loan Documents. The Company also agrees to reimburse the Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent and the Lenders, which attorneys may be employees of the Agent or the Lenders) paid or incurred by the Agent or any Lender in connection with the collection and enforcement of the Loan Documents. The Company further agrees to indemnify the Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, any Note or the other Loan Documents, the transactions contemplated hereby or thereby, the direct or indirect application or proposed application of the proceeds of any Loan hereunder, any actions brought or threatened by, or any claim made against the Agent or any Lender by, any Borrower in connection with its Loan or, to the extent permitted by law, any breach of any consumer lending law (other than any such Illinois law and Regulation Z of the Board of Governors of Federal Reserve System) usury (other than Illinois law) or similar law relating to the Loans; provided, however, that the Company shall not be required to indemnify any party against any losses, claims, damages, penalties, judgments, liabilities or expenses to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Company under this Section shall survive the termination of this Agreement.

         12.10 Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

         12.11 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         12.12 Nonliability of Lenders. The relationship between the Guarantors and the Lenders and the Agent shall be solely that of guarantor and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to any Guarantor or any Borrower. Neither the Agent nor any Lender undertakes any responsibility to any Guarantor or any Borrower to review or inform any Guarantor or any Borrower of any matter in connection with any phase of any Guarantor's business or operations. Each Guarantor agrees that neither the Agent nor any Lender shall have liability to any Guarantor or any Borrower (whether sounding in tort, contract or otherwise) for losses suffered by any Guarantor or any Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined by a court of competent jurisdiction by final and non-appealable judgment that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought.

         12.13 CHOICE OF LAW. THE LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO

FEDERAL LAWS APPLICABLE TO NATIONAL BANKING ASSOCIATIONS AND FEDERAL AGENCIES AND BRANCHES OF FOREIGN BANKS.

         12.14 CONSENT TO JURISDICTION. THE GUARANTORS, THE AGENT AND EACH LENDER HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GUARANTOR AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         12.15 WAIVER OF JURY TRIAL. THE GUARANTORS, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

         12.16 Disclosure. Each Guarantor and each Lender hereby (a) acknowledge and agree that First Chicago and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Company or any Borrower, including, without limitation, in connection with any interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of First Chicago or such Affiliate to the Company, any Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of First Chicago or its Affiliates.

         12.17 Withholding Tax Exemption. At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America or a state thereof, agrees that it will deliver to the Company and the Agent two duly completed and correct copies of United States of America Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive all payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to the Company and the Agent two additional duly completed and correct copies of such form (or a successor form) on or before the date that such form expires

(currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Company or the Agent, in each case certifying that such Lender is entitled to receive all payments under this Agreement and the Notes without deduction or withholding of any United States of America federal income taxes, unless a change in law (including without limitation any change in treaty, statute or regulation) has occurred after the date hereof and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Company and the Agent that it is not capable of receiving payments without any deduction or withholding of United States of America federal income tax.

         12.18 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.





                  SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP

                  BY:     SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:
                                  Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                  Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                  Attention: Jeffrey Jorissen

                                  Telephone: (248) 932-3100
                                  Facsimile: (248) 932-3072

                          SUN COMMUNITIES, INC.


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer



                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          SUN COMMUNITIES FINANCE LIMITED PARTNERSHIP

                          BY: SUN QRS, INC., ITS GENERAL PARTNER

                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          SUN COMMUNITIES TEXAS LIMITED PARTNERSHIP

                          BY: SUN TEXAS QRS, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-BREEZY PROJECT LIMITED PARTNERSHIP

                          BY: SUN GP L.L.C., ITS GENERAL PARTNER
                          BY: SUN COMMUNITIES, INC., ITS MANAGER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-INDIAN PROJECT LIMITED PARTNERSHIP

                          BY: SUN GP L.L.C., ITS GENERAL PARTNER
                          BY: SUN COMMUNITIES, INC., ITS MANAGER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-SIESTA BAY LIMITED PARTNERSHIP

                          BY: SUN GP L.L.C., ITS GENERAL PARTNER
                          BY: SUN COMMUNITIES, INC., ITS MANAGER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-ARBOR TERRACE, L.P.

                          BY: SUN GP L.L.C., ITS GENERAL PARTNER
                          BY: SUN COMMUNITIES, INC., ITS MANAGER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-BONITA LAKE RESORT LIMITED PARTNERSHIP

                          BY: SUN GP L.L.C., ITS GENERAL PARTNER
                          BY: SUN COMMUNITIES, INC., ITS MANAGER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-KINGS COURT, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-HOLLAND ESTATES, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer

                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-TOWN & COUNTRY ASSOCIATES II, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-PARADISE PARK II LIMITED PARTNERSHIP

                          BY: SUN GP L.L.C., ITS GENERAL PARTNER
                          BY: SUN COMMUNITIES, INC., ITS MANAGER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-FT. COLLINS LIMITED PARTNERSHIP

                          BY: SUN GP L.L.C., ITS GENERAL PARTNER
                          BY: SUN COMMUNITIES, INC., ITS MANAGER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-ALLENDALE PROJECT, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-PRESIDENTIAL PROJECT, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-ALPINE PROJECT, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          BEDFORD HILLS MOBILE VILLAGE, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-BRENTWOOD PROJECT, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-BYRON PROJECT, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-COUNTRY PROJECT, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-CUTLER ASSOCIATES, LLC

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-GRAND PROJECT, LLC.

                          BY: SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,
                                  ITS MEMBER
                          BY: SUN COMMUNITIES, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          ASPEN-SILVER STAR II LIMITED PARTNERSHIP

                          BY: SUN GP L.L.C., ITS GENERAL PARTNER
                          BY: SUN COMMUNITIES, INC., ITS MANAGER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

                          8920 ASSOCIATES

                          BY: SUN FLORIDA QRS, INC., ITS GENERAL PARTNER


                          By:     Jeffrey P. Jorissen
                                  ---------------------------------------
                                  Jeffrey P. Jorissen
                                  Title:   Chief Financial Officer


                          Address: 31700 Middlebelt Road, Suite 145 Farmington Hills, Michigan 48334
                                          Attention: Jeffrey Jorissen

                                          Telephone: (248) 932-3100
                                          Facsimile: (248) 932-3072

Commitment:       $15,000,000             THE FIRST NATIONAL BANK OF CHICAGO,
                                          individually and as the Agent

                                          By:   Lynn Braun
                                             ----------------------------------
                                                   Lynn Braun
                                          Title:   Coporate Banking Officer


                                          Address:     One First National Plaza
                                                       Chicago, Illinois  60670



                                          Attn:        Patricia Leung

                                          Telecopy:    (312) 732-8619
                                          Telephone:   (312) 732-1117

Commitment:       $10,451,593.75   MICHIGAN NATIONAL BANK


                                   By:   Shiela E. Maples
                                      ------------------------------------------
                                            Shiela E. Maples

                                   Title:   Relationship Manager
                                         ---------------------------------------


                                   Address:     27777 Inkster Road
                                                Farmington Hills, Michigan 48334


                                   Attn:        Shiela Maples

                                   Telecopy:    (248) 473-5299
                                   Telephone:   (248) 473-5285



Aggregate
Commitment:       $25,451,593.75